Gateley Plc

DATED 9 November **2018**

(1) **MOUNTPARK LOGISTICS EU 2017 23 S.A.R.L**

(2) **CONEXUS LIMITED**

(3) **PFSWEB, INC.**

LEASE

UNIT 7, MOUNTPARK SOUTHAMPTON, WIDE LANE, SOUTHAMPTON, SO18 2NQ

Ref: CS\125230.002
28617812 5

CONTENTS

1. DEFINITIONS AND INTERPRETATION 1
2. DEMISE 6
3. TENANT'S COVENANTS 6
4. PROVISOS 20
5. LANDLORD'S COVENANTS 24
6. INSURANCE 24
7. RENT REVIEW 27
8. GUARANTOR PROVISIONS 29
SCHEDULE 1 - DESCRIPTION OF THE PROPERTY 32
SCHEDULE 2 - RIGHTS GRANTED 33
SCHEDULE 3 - RIGHTS RESERVED 34
SCHEDULE 4 - AUTHORISED GUARANTEE AGREEMENT 35
SCHEDULE 5 - SERVICE CHARGE PROVISIONS 39
PART 1 39
PART 2 41
SCHEDULE 6 - ENCUMBRANCES 43

28617812.2

• LAND REGISTRY PRESCRIBED CLAUSES • LR1. Date of lease C\ I\Jovt1'0bif �o 1 � LR2. Title number(s) LR2.1 Landlord's title number(s) HP810602 LR2-2 Other title numbers • None LR3. Parties to this lease Landlord MOUNTPARK LOGISTICS EU 2017 23 SAR.L. a Luxembourg private limited liability company (societe a responsibilite limitee) with its registered office at 18, rue Robert Stumper, L-2557 Luxembourg, being registered • with the Luxembourg Register of Commerce and Companies (registre de commerce et des societies) under number 8218933 and with a share capital of £12,500. Tenant CONEXUS LIMITED incorporated and registered in England and Wales with company number 03616118 with • its registered office at Eastlands One, London Road, Basingstoke, Hampshire RG21 4FB. Guarantor PFSWEB, INC. incorporated and registered in the State of Delaware in the United States of America with file number 3062550, whose registered office in Delaware is 251 Little Falls Drive, Wilmington, DE 19808 and whose address is • at 505 Millennium Drive, Allen, TX75013 USA LR4. Property In the case of a conflict between this clause and the remainder of this lease then, for the purposes of registration, this clause shall prevail. • The property described in schedule 1 . LR5. Prescribed statements etc. None required for this Lease LR6. Term for which the Property is The term is as follows: leased Ten years from and including the S"" day oftvO\.l('.JY\bV ..,, • 2011:, and ending on and including the4day oft\.) O\.,UY-..t 202'\) LR7. Premium None LR8. Prohibitions or restrictions on This lease contains a provision that prohibits or restricts disposing dispositions • of this lease LR9. Rights of acquisition etc. LR9.1 Tenant's contractual rights to renew this lease, • 28617812.2

• • • • • • • • • • LR10. Restrictive covenants given in this lease by the Landlord in respect of land other than the Property LR11. Easements LR12. Estate rentcharge burdening the Property LR13.Application for standard form of restriction LR14. Declaration of trust where there is more than one person comprising the Tenant 28617812.2 to acquire the reversion or another lease of the Property, or to acquire an interest in other land None LR9.2 Tenant's covenant to (or offer to) surrender this lease None LR9.3 Landlord's contractual rights to acquire this lease None None LR11, 1 Easements granted by this lease for the benefit of the Property See schedule 2. LR11.2 Easements granted or reserved by this lease over the Property for the benefit of other property See schedule 3. None None None

• • • • • • • • • • 1, DEFINITIONS AND INTERPRETATION 1.1 21617112.2 In this Lease, including the schedules, the following definitions shall apply unless the context requires otherwise: Additional Rent such rates, taxes, Insurance Rent, Service Charge and any other costs, expenses or liabilities for which the Landlord is responsible or which are payable by it (whether at the time of demand have been paid by or demanded of the Landlord or not) relating to or arising from the Deferred Part for the period from the date hereof until and including 30 June 2019; Advisory Report has the meaning given in the EPB Regulations; Asset Rating has the meaning given in the EPB Regulations; Authorised Guarantee Agreement an authorised guarantee agreement within the meaning of section 16 of the 1995 Act; Basic Rent £�93,376i per annum subject to the provisions for review contained in clause 7; C\9� 044 Commo� Parts: all roads, footpaths, paved and service areas, accessways, Conducting Media, landscaped areas, gates, boundary walls and fences or other areas or amenities within or pertaining to the Estate which are not demised or intended to be demised to any tenant; Conducting Media drains, sewers, conduits, flues, gutters, gullies, channels, ducts, shafts, watercourses, pipes, cables, wires, fibres and any other medium for the passage or transmission of soil, water, gas, electricity, air, smoke, light, information or other matters and includes where relevant all ancillary equipment and structures; Customer any company or organisation with whom the tenant has a customer supplier relationship from time to time; Deferred Part means the ground floor area shown coloured pink on Plan [1] and all of the internal air space vertically above the same bounded by and within the walls doors and roof of the building containing the same; Encumbrances the matters brief particulars of which are set out in schedule 6; Energy Assessor an individual who is a member of an accreditation scheme approved by the Secretary of State in accordance with Regulation 25 of the EPB Regulations; Environmental Law all treaties, directives, common laws, statutes, statutory instruments, bye-laws, regulations and orders from time to time enacted or in force in any jurisdiction and all codes of practice, circulars and guidance notes of or issued by a regulatory authority and applicable from time to time in any jurisdiction (whether or not having the force of law) which relate in any way to human health, workplace conditions, hazardous substances and the protection of the environment;

• • • • • • • • • • 21617112.2 EPB Regulations the Energy Performance of Buildings (England and Wales) Regulations 2012 (SI 2012/3118) and any subsequent legislation; EPC an Energy Performance Certificate as defined in the EPB Regulations; Estate all the land and buildings known as Mountpark Southampton, Wide Lane, Southampton SO18 2NQ shown for the purpose of identification only edged blue on the Plan; Event of Incapacity has the meaning set out in clause 4.1; Guarantor any person who has guaranteed the tenant covenants of this Lease including any person who has entered into an Authorised Guarantee Agreement and in the case of an individual the expression includes his personal representatives; Insurance Rent the monies payable by the Tenant under clause 6.2.1; Insured Risks fire, storm, tempest, lightning, explosion, flood, earthquake, aircraft and other aerial devices and articles dropped therefrom (in time of peace), impact by road vehicles, riot, civil commotion, malicious damage, terrorism, bursting and overflowing of water tanks, apparatus and pipes (except always such of those risks as cannot reasonably be insured against by the Landlord on satisfactory terms or as the Landlord's insurers or underwriters have refused to insure against) and such other risks against which the Property is required to or which may from time to time be insured under the provisions of this Lease subject to any excesses, exclusions, limitations or conditions as may be imposed by the insurers or underwriters with whom such insurance is placed; Initial Property the property briefly described in clause LR4 and more fully described in schedule 1 and refers to each and every part thereof and includes all Landlord's fixtures and fittings therein and all Conducting Media and plant and machinery within and exclusively serving the Property and all alterations and additions thereto but excluding the Deferred Part; Interest interest at the rate of 4 per centum per annum over the base rate of Barclays Bank pie for the time being and from time to time prevailing (as well after as before any judgment) or such other comparable clearing bank base rate as the Landlord may reasonably designate if the base rate of Barclays Bank pie shall cease to be published; Internal Area the gross internal area of a building measured in square feet in accordance with Part 3 of the RICS Property Measurement 6th edition, May 2015 and on the basis that: (a) all such relevant measurements within the warehouse of the building will be taken to the internal face of the cladding rails; and (b) all plant platforms plant decks and plant floor areas of the building will be excluded from such calculations; Landlord the person described in clause LR3 as the Landlord which expression includes the person or persons from time to time entitled to the reversion immediately expectant upon the determination of the Term: 2

• • • • • • • • • • 28617812.2 Landlord's Surveyor any person appointed by the Landlord from time to time to perform the function of a surveyor for any purposes of this Lease (who may be an employee of the Landlord or an associated company of the Landlord); Land Registry Prescribed Clauses clauses LR1 to LR14 appearing at the front of this Lease; Lease this Lease and includes any document supplemental to it; Licence to Alter the licence to carry out alterations dated Cl' I\J o\r-{,('Y")b if 2018 between (1) the Landlord and (2) the Tenant; Logistics Provider a company or organisation which provides logistics services to the Tenant in connection with the Tenant's business and occupies the Property solely in connection with providing logistics services to the Tenant; 1954 Act the Landlord and Tenant Act 1954; 1995 Act the Landlord and Tenant (Covenants) Act 1995; 2002 Act the Land Registration Act 2002; Outgoings all existing and future rates, taxes, charges, assessments, impositions and outgoings whatsoever whether parliamentary, municipal, parochial or otherwise and whether or not of a capital or non-recurring nature which are now or may at any time in the future be payable charged or assessed on property or the owner or occupier of property; Permitted Use the use of the Property for any use falling within Classes B1(c) and/or B2 and/or B8 with ancillary offices of the Schedule to the Town and Country Planning (Use Classes) Order 1987; Plan the plan annexed hereto; Planning Acts the Town and Country Planning Act 1990, the Planning (Listed Buildings and Conservation Areas) Act 1990, the Planning (Consequential Provisions) Act 1990, the Planning (Hazardous Substances) Act 1990, the Local Government Planning and Land Act 1980, the Planning and Compensation Act 1991 and the Planning and Compulsory Purchase Act 2004; Plant all the electrical, mechanical and other plant. machinery, equipment, fixtures and fittings of ornament or utility in use for common benefit from time to time on in or at the Estate including without prejudice to the generality of the foregoing equipment cleaning equipment, public address systems, fire precaution equipment, fire and burglar alarm systems, closed circuit television, refuse compactors and all other such equipment including stand-by and emergency systems; 3

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• • • • • • • • • 1.2 • 28617812.2 Property the property briefly described in clause LR4 and more fully described in schedule 1 and refers to each and every part thereof and includes all Landlord's fixtures and fittings therein and all Conducting Media and plant and machinery within and exclusively serving the Property and all alterations and additions thereto; Recommendation Report has the meaning given in the EPB Regulations; Rent Commencement Date Q., c. un b u 201 <i Rent Review Date s {\J6vt.rn bu 2023: Rents all sums reserved as rent by this Lease; Section 106 Agreement the section 106 agreement dated 5 December 2017 between (1) Southampton City Council and (2) Mountpark Logistics EU 2014 05 S.A.R.L. relating to the Estate; Service Charge has the meaning set out in schedule 5; Services has the meaning set out in schedule 5; Superior Landlord the holder of a reversion whether immediate or not to the lease under which the Landlord holds its interest in the Property; Superior Lease any lease under which the Landlord holds its interest in the Property and includes any leasehold reversion whether immediate or not to such lease: Tenant the person described in clause LR3 as the Tenant which expression includes its successors in title and assigns in whom this Lease shall for the time being be vested; Term the terms of years granted by this Lease and any period of holding over or continuation or extension thereof whether by statute or common law; Term Commencement Date s- "-.lovvnbif 2013• � Second Commencement Date 1 July 2019; VAT value added tax or any tax of a similar nature that may be substituted for it or levied in addition to it; Working Day any day (other than a Saturday, Sunday or public holiday) during which banks in London are open for normal business . In this Lease where the context so admits: 4

• • • • • • • • • • 21617812.2 1.2.1 in any case where the Tenant is placed under a restriction by reason of the covenants and conditions contained in this Lease the restriction shall be deemed to include an obligation on the Tenant not to permit or allow the infringement of the restriction by any person claiming rights to use enjoy or visit the Property through under or in trust for the Tenant; 1.2.2 the clause, schedule and paragraph headings in this Lease are for ease of reference only and shall not be taken into account in the construction or interpretation of any covenant, condition or proviso to which they refer; 1.2.3 1.2.4 1.2.5 1.2.6 1.2.7 1.2.8 references in this Lease to a clause, schedule or paragraph are references where the context so admits to a clause, schedule or paragraph in this Lease and references in a schedule to a paragraph are (unless the context otherwise requires) references to a paragraph of that schedule; words in this Lease importing the singular meaning shall include the plural meaning and vice versa; words in this Lease importing the masculine gender shall include the feminine and neuter genders and vice versa; words denoting natural persons shall include corporations and vice versa and any reference in this Lease to a company shall include a limited liability partnership; references in this Lease to any Act of Parliament or statutory instrument shall include any modification or re-enactment thereof for the time being in force and shall include all instruments, orders, plans, regulations, permissions, consents and directions for the time being made issued or given thereunder or deriving validity therefrom (save that any reference in this Lease to the Town and Country Planning (Use Classes) Order 1987 shall mean that order as it is in force as at the date of this Lease); where the Landlord or the Tenant or the Guarantor for the time being consists of two or more individuals or companies or any combination thereof the expressions "the Landlord" or "the Tenant• or "the Guarantor" shall include the plural number and covenants expressed to be made by or with such party shall be deemed to be made by or with such individuals or companies jointly or severally; 1.2.9 references to any period in the last year of the Term shall include any period in the last year thereof if the same shall determine otherwise than by effluxion of time; 1.2.10 1.2.11 1.2.12 references to any right of the Landlord to have access to the Property shall be construed as extending to any mortgagee of the Landlord and any Superior Landlord and to all persons authorised by the Landlord and any mortgagee of the Landlord and any Superior Landlord (including agents, professional advisers, contractors, workmen and others); when an Event of Incapacity is expressed to take place in relation to an individual or a company then whenever either the Tenant or the Guarantor consists of more than one individual or company or any combination thereof an Event of Incapacity shall be deemed to have been suffered by the Tenant or the Guarantor (as the case may be) whenever an Event of Incapacity takes place in relation to any one such individual or company; whenever and to the extent that any provision of this Lease would or might contravene the provisions of section 25 of the 1995 Act (section 25) then: (a) such provision is to take effect only insofar as it may do so without contravening section 25; (b) where such provision is incapable of having an effect without contravening section 25 this Lease is to be construed and interpreted as if such provision were deleted; and 5

• • • • • • • • • 1.2.13 1.2.14 1.2.15 (c) the legality validity and enforceability of any of the remaining provisions of this Lease are not in any way to be affected or impaired as a result; the Land Registry Prescribed Clauses are included in and form part of this Lease; except to the extent provided in clause LR4 where there is an inconsistency between a provision contained in the Land Registry Prescribed Clauses and a provision contained in the rest of the Lease, the latter provision is to prevail over the former; the expression "Property" shall be construed to mean the Initial Part and the Deferred Part as soon as the demise of the Deferred Part takes effect and until then to include only the Initial Part. 2. DEMISE 2.1 In consideration of the Rents and the Tenant's covenants reserved by and contained in this Lease the Landlord DEMISES to the Tenant with full title guarantee FIRST ALL THAT the Initial Property for the TERM of years specified in clause LR6 AND the Landlord DEMISES to the Tenant with full title guarantee SECONDLY ALL THAT the Deferred Part for the TERM of years commencing on the Second Commencement Date and ending at the same time as the foregoing demise of the Initial Property TO HOLD the same unto the Tenant TOGETHER WITH (but to the exclusion of all other liberties, easements, rights or advantages) the rights set out in schedule 2 EXCEPT AND RESERVING to the Landlord and all other persons entitled thereto as stated in schedule 3 SUBJECT to the Encumbrances YIELDING AND PAYING therefor during the Term yearly and proportionately for any fraction of a year by way of rent: the Basic Rent which shall be paid by equal quarterly payments in advance on the usual quarter days in every year the first of such payments (or a proportionate part) in respect of the period commencing on the Rent Commencement Date and ending on the day preceding the quarter day next following to be made on the Rent Commencement Date; 2.2 the Service Charge which shall be paid as stated in Part 1 schedule 5 as from the Term Commencement Date; 2.3 2.4 3 3.1 28617812.2 the Insurance Rent which shall be paid as stated in clause 6.2.1 as from the Term Commencement Date: and any other sums (including VAT) which may become due from the Tenant to the Landlord under the provisions of this Lease which shall be payable as from the Term Commencement Date. TENANT'S COVENANTS The Tenant COVENANTS with the Landlord during the Term as follows: Rent 3.1.1 to pay the Rents at the times and in the manner required by this Lease without any deduction and not to exercise or seek to exercise any right or claim to withhold any Rents or any right or claim to legal or equitable set-off: 3.1.2 to pay the Basic Rent by banker's standing order; 3.1.3 to pay the Additional Rent to the Landlord within 14 days of written demand provided that the Landlord shall not issue such demand any earlier than 1 July 2019; 3.1.4 without prejudice to any other rights or remedies of the Landlord if the whole or any part of the Rents shall remain unpaid seven days after becoming due (in the case of the Basic Rent whether formally demanded or not) or if the Landlord shall refuse to accept the tender of the whole or any part of the Rents because of a breach of covenant on the part of the Tenant then to pay Interest on the sum in question from the date on which it became due until the date of actual payment such Interest to be recoverable as rent; 6

• • • • • • • • • 3.2 Outgoings 3.3 3.2-1 3-2.2 to pay and discharge all Outgoings in respect of the Property (other than taxes imposed on the Landlord in respect of the Basic Rent or relating to any dealing with the reversion of this Lease); to pay for all gas, water and electricity consumed on the Property and all charges for meters and all standing charges including any taxes levied thereon; Service Charge to pay to the Landlord the Service Charge and to observe and perform the obligations relating to the Service Charge as set out in schedule 5; 3-4 Repair 3.4.1 3-4.2 3-4.3 well and substantially to repair and clean the Property and to keep the Property in good and substantial repair and condition and from time to time when necessary to rebuild, reinstate or replace the same together with all improvements and additions to the Property and all Landlord's fixtures fittings and appurtenances of whatever nature affixed or fastened to the Property (damage by the Insured Risks excepted unless and to the extent that the policies of insurance in respect of the Insured Risks effected by the Landlord are vitiated or the policy monies are withheld by reason of any act, omission, neglect or default of the Tenant or any sub-tenant or their respective employees, agents, licensees or invitees); to clean the inside and outside of all windows in the Property as often as shall be reasonably necessary; to ensure that all areas comprised in the Property which are unbuilt upon are kept clean and tidy and that all grassed areas are kept mown and free from weeds and overgrowth; 3.5 Decoration 28617112.2 3.5.1 3-5.2 3.5.3 subject to clauses 3.5.3 and 3.5.4, as often as reasonably necessary during the Term and also in the last six months of the Term howsoever determined to decorate the inside of the Property with two coats of good quality paint and with paper for those parts normally papered or other suitable and appropriate materials of good quality in a workmanlike manner provided that the colour of the paint and the materials used in the last six months of the Term shall be subject to the prior written approval of the Landlord; subject to clauses 3.5.3 and 3,5.4, as often as reasonably necessary during the Term and also in the last six months of the Term howsoever determined to decorate the exterior of the Property with three coats of good quality paint or other suitable and appropriate materials of good quality in a proper and workmanlike manner provided that the colour of the paint and the materials used in the last six months of the Term shall be subject to the prior written approval of the Landlord; notwithstanding clauses 3.5-1 and 3-5•2, the Tenant shall not be obliged to redecorate in the last six months of the Term if redecoration has been carried out in the last two years of the Term; 3.5.4 the Tenant shall not be obliged to repaint the steel frame of the unit on the Property except in respect of such part or parts where the paint is in disrepair or is damaged; Entry 3-6.1 subject always to clause 6.6, to permit the Landlord and its agents and all persons authorised by them with or without workmen, appliances and equipment at all reasonable times to enter upon the Property for any of the following purposes: 7

• • • • • • • • • • 3.6.2 3. 7 Alterations 3.7.1 (a) to ascertain whether or not the covenants and conditions of this Lease have been observed and performed; (b) to examine the state of repair and condition of the Property and (where necessary in order to do so) to open up floors and other parts of the Property; (c) to take a schedule of the Landlord's fixtures and fittings and any Plant in the Property; (d) to repair and maintain and execute any work upon the Property or any part thereof and Landlord's fixtures and fittings and any Plant therein (including where reasonable to do so the installation of additional or the extension of existing Plant therein) or to cleanse, empty, repair or renew any Conducting Media or for the provision of any of the Services; (e) to estimate the current value of the Property for insurance purposes; (f) for any other reasonable purpose (including measurement for rent review or relating to any pending or intended step under the 1954 Act) connected with the interest of the Landlord in the Property where there is no reasonable alternative to such entry; (g) to exercise any of the rights herein excepted and reserved; without payment of compensation for any nuisance, annoyance, inconvenience or damage caused to the Tenant; if any breach of covenant, defects, disrepair, removal of fixtures or unauthorised alterations or additions shall be found upon such inspection for which the Tenant is liable then upon notice by the Landlord to the Tenant to execute all repairs works, replacements or removals required within two months (or sooner if necessary) after service of such notice to the reasonable satisfaction of the Landlord or the Landlord's Surveyor and in case of default by the Tenant it shall be lawful for the Landlord with all necessary workmen, appliances and equipment to enter upon the Property and execute such repairs works replacements or removals and all expenses so incurred by the Landlord shall be repayable by the Tenant to the Landlord forthwith on demand with Interest from the date of expenditure until the date they are paid by the Tenant to the Landlord (such expenses and Interest to be recoverable as if they were rent in arrear); not to make any alterations or additions that substantially change the external appearance of the Property; 3.7-2 not to make any other alterations or additions to the Property except 3.7.3 21617112.2 (a) with the prior written consent of the Landlord which shall not be unreasonably withheld or delayed; (b) subject to such terms and conditions (including provision for reinstatement at the Tenant's cost at the expiration or earlier determination of the Term) as the Landlord may reasonably require; (c) in accordance with drawings and specifications previously submitted in triplicate to and approved in writing by the Landlord such approval not to be unreasonably withheld or delayed; provided that the Tenant may without the Landlord's prior approval, subject to the remaining provisions of this clause 3.7, install alter and remove internal demountable partitioning and install alter and remove internal cabling and wiring (including any necessary drilling of holes that do not affect structural stability) within the buildings on the Property; unless otherwise agreed by the Landlord in writing at least 6 months prior to the determination of the Term, at the expiration or earlier determination of the Term 8

• • • • • • • • • • 28617812.2 3.7.4 3.7.5 3.7.6 if and to the extent required by the Landlord to reinstate the Property to the same condition as it was in prior to the alterations or at the grant of this Lease such reinstatement to be carried out under the supervision (such supervision to be at no cost to the Tenant) and to the reasonable satisfaction of the Landlord or the Landlord's Surveyor; to procure that any alterations or additions to the Property permitted by the Landlord under this clause shall be carried out only by a contractor approved by the Landlord in writing provided that the Landlord may only withhold its consent if: (a) the Landlord believes acting reasonably that the competence of the proposed contractor may in the context of the proposed works adversely affect or invalidate any warranties, guarantees or insurance in respect of the Property; or (b) the proposed contractor is not of sufficient financial standing and/or does not have professional indemnity cover for an appropriate amount taking into account the nature of the proposed works and the potential impact upon the Property and the Building and upon the value of the Property; provided that if the Landlord does not respond to a request for approval of a contractor within 10 Working Days of receipt of the request then the Landlord's approval shall be deemed to be given; in relation to all works at the Property to which the Construction (Design and Management) Regulations 2015 (the Regulations) apply and which are undertaken by or on behalf of the Tenant or any person deriving title or authority from the Tenant: (a) prior to commencement of any such works to make and serve a declaration to the Health and Safety Executive to the effect that the Tenant shall act as the sole client in respect of such works for the purpose of the Regulations (and to supply a copy of the same to the Landlord); (b) to act as the sole client in respect of such works for the purposes of the Regulations and to comply with all the obligations imposed upon the client by the Regulations; (c) to procure that the Tenant's COM principal designer (appointed from time to time under the Regulations) and the Tenant's contractors and designers shall comply in all respects with the Regulations; (d) on completion of such works to supply to the Landlord for retention by the Landlord a full and complete copy of the health and safety file for the works prepared in accordance with the Regulations and any code of practice or other guidance issued by any competent authority together with a royalty free irrevocable and non-exclusive copyright licence or licences to use and reproduce the same for any purposes relating to the Property or any part thereof (which licences shall carry the right to grant sub-licences and shall be transferable to third parties); not to make any alterations or additions to the Property which have an adverse effect on the asset rating in any EPC commissioned in respect of the Property; 3.7.7 before giving consent under clause 3.7.6 the Landlord may require the Tenant to submit sufficient information to enable the Landlord to assess the impact of the proposed alterations on the Asset Rating of the Property: 3.7.8 3.7.9 on completion of any works of alteration and if required by the EPB Regulations to obtain a valid EPC for the Property from an Energy Assessor approved by the Landlord (such approval not to be unreasonably withheld or delayed) and deliver a copy to the Landlord together with details of the reference number of such EPC (if not apparent from the copy); 9

3.7.10 if any alterations made by the Tenant invalidate a valid EPC for the Property or materially adversely affect any such EPC the Tenant will obtain a new EPC for the Property from an Energy Assessor approved by the Landlord (such approval not to be unreasonably withheld or delayed) and provide a copy to the Landlord;

3.7.11 the Tenant may without any consent of the Landlord:

(a) install alter and remove internal non-structural partitions racking and other fittings and install alter and remove internal cabling and wiring (including any necessary drilling of holes that does not adversely affect structural stability);

(b) make minor non-structural alterations to fitting out works previously approved by the Landlord (including without limitation operational machinery and equipment heating lighting racking sprinklers and mezzanine floors);

PROVIDED that the Tenant shall in any such case inform the Landlord at least ten Working Days before undertaking any such works and shall notify the Landlord of completion of the same within 5 Working Days afterwards;

3.8 **Alienation**

3.8.1 not to assign, or charge part only of the Property;

3.8.2 not to part with possession or share occupation of or allow any other person to occupy the whole or any part of the Property except by way of a permitted assignment or underletting and not to hold the whole or any part of the Property on trust for another;

3.8.3 not to charge the whole of the Property without the prior written consent of the Landlord which shall not be unreasonably withheld or delayed provided that if the Landlord does not respond to a request for approval of charging within 10 Working Days of receipt of the request then the Landlord's approval shall be deemed to be given;

3.8.4 not to assign the whole of the Property without the prior written consent of the Landlord which shall not be unreasonably withheld or delayed provided that the Landlord shall be entitled:

(a) to withhold its consent in any of the circumstances set out in clause 3.8.6;

(b) to impose all or any of the matters set out in clause 3.8.7 as a condition of its consent;

3.8.5 the provisos to clause 3.8.3 shall operate without prejudice to the right of the Landlord to withhold such consent on any other ground or grounds where such withholding of consent would be reasonable or to impose any further condition or conditions upon the grant of consent where the imposition of such condition or conditions would be reasonable;

3.8.6 if any of the following circumstances which are specified for the purposes of section 19(1A) Landlord and Tenant Act 1927 apply either at the date when application for consent to assign is made to the Landlord or after that date but before the Landlord's consent is given the Landlord may withhold its consent and if after the Landlord's consent has been given but before the assignment has taken place any such circumstances apply the Landlord may revoke its consent whether its consent is expressly subject to a condition as referred to in clause 3.8.7 or not. The circumstances are:

(a) where any sum due (and demanded in the case of Insurance Rent and Service Charge) from the Tenant under this Lease remains unpaid;

(b) where there is a material outstanding breach of any of the Tenant's covenants in this Lease which is not the subject of a bona fide dispute;

28617812.2

10

• • • • • • • • • • 21&17812.2 (c) where in the reasonable opinion of the Landlord the proposed assignee is not of sufficient financial standing to enable it to comply with the Tenant's covenants in this Lease; (d) where the proposed assignee is a member of the same group of companies (within the meaning of section 42 of the 1954 Act) as the person who is the Tenant at the time of the relevant application (or any former tenant who by virtue of section 11 of the 1995 Act has not been released) and in the Landlord's reasonable opinion the proposed assignee is less likely to be able to comply with the Tenant's covenants in this Lease than that person; (e) where the proposed assignee or any guarantor other than any guarantor under an Authorised Guarantee Agreement is a corporation registered or otherwise resident in a jurisdiction in which the order of a court obtained in England and Wales will not necessarily be enforced against the proposed assignee or guarantor without any consideration of the merits of the case; (f) where the proposed assignment will result in the Landlord ceasing to have the right to charge VAT on supplies made by it in respect of the Property or to recover VAT on supplies made to it in respect of the Property; 3.8.7 the Landlord may impose any or all of the following conditions which are specified for the purposes of section 19(1A) Landlord and Tenant Act 1927 on giving any consent to an assignment by the Tenant: (a) that the Tenant who is to assign this Lease enters into an Authorised Guarantee Agreement with the Landlord in the form set out in schedule 4 with such modifications as the Landlord reasonably requires; (b) that all sums due from the Tenant under this Lease are paid prior to completion of the proposed assignment; (c) that the proposed assignee covenants with the Landlord that as from the date of the deed of assignment to it of this Lease until it assigns this Lease with the Landlord's consent it will pay the rent and observe and perform all the Tenant's covenants and obligations in this Lease; (d) that if at any time before the proposed assignment any of the circumstances specified in clause 3.8.6 apply the Landlord may revoke the consent by written notice to the Tenant; (e) if reasonably required by the Landlord the execution and delivery to the Landlord prior to the proposed assignment of a valid rent deposit deed for such sum as the Landlord may reasonably determine (but not in any event exceeding six months' Basic Rent) and in such form as the Landlord may reasonably require together with the payment by way of cleared funds of the sum specified in the said rent deposit deed; (f) that if reasonably required by the Landlord such persons as the Landlord may approve (such approval not to be unreasonably withheld or delayed) act as guarantors for the proposed assignee who shall covenant by way of indemnity and guarantee (and if more than one jointly and severally) with the Landlord in such terms as the Landlord may reasonably require; (g) that if reasonably required by the Landlord any guarantor (other than a person who has entered into an Authorised Guarantee Agreement or who has guaranteed an Authorised Guarantee Agreement) whose guarantee is subsisting immediately before the proposed assignment enters into a guarantee with the Landlord in such form as the Landlord may reasonably require in respect of the obligations undertaken in the Authorised Guarantee Agreement referred to in clause 3.8.7(a); 3.8.8 not to underlet the Property: 11

• • • • • • • • • • 28617812.2 (a) without the prior written consent of the Landlord which shall not be unreasonably withheld or delayed; (b) unless the property to be underlet falls wholly within the Property and does not include any property or right over any property which is not demised by this Lease; (c) unless in the case of an underletting of part of the Property the underlease contains a lawful agreement excluding in relation to the tenancy to be created by the underlease the provisions of sections 24 to 28 (inclusive) of the 1954 Act; and (d) if in the case of an underletting of part of the Property more than two underlettings of part of the Property would subsist. 3.8.9 upon the grant of any underlease to obtain covenants on the part of the sub tenant directly with the Landlord in such form as the Landlord shall reasonably require that the sub-tenant will: 3-8-10 3.8.11 (a) not assign, underlet or charge part only of the underlet premises; (b) not underlet the whole of the underlet premises nor part with or share possession or occupation of the whole or any part thereof nor grant to third parties rights over them otherwise than by a permitted assignment of the whole of the same; (c) not assign or charge the whole of the underlet premises without obtaining the previous consent of the Landlord under this Lease which shall not be unreasonably withheld or delayed; (d) observe and perform in respect of the underlet premises the Tenant's covenants and obligations in this Lease (except the covenant to pay rent): upon the grant of any underlease: (a) where necessary to include provisions for the rev1s1on of the rent reserved by the underlease in an upward only direction to correspond in time and effect with the provisions for the review of the Basic Rent contained in this Lease; (b) not to grant give reserve or take a premium or fine; (c) to reserve the open market rent of the underlet premises as at the date of the underlease PROVIDED always that such inducements may be granted as are in line with those prevailing in the market; (d) to include provisions not to underlet the whole or any part of the underlet premises: (e) to include such covenants on the part of the sub-tenant as shall secure the due performance and observance of the covenants on the part of the Tenant contained in this Lease; (f) to include a condition for re-entry on breach of any covenant by the sub tenant; (g) to procure that such persons as the Landlord may reasonably require act as guarantors for the sub-tenant who shall covenant by way of indemnity and guarantee (and if more than one jointly and severally) with the Landlord to guarantee the observance and performance by the sub tenant of its covenants with the Landlord mentioned in clause 3.8.9; (h) to obtain the written approval of the Landlord to the form of the underlease such approval not to be unreasonably withheld or delayed; notwithstanding clause 3.8.2 and subject to the Tenant giving prior written notice to the Landlord of the identity of the company and of the part of the Property affected (if less than the whole) the Tenant may without the Landlord's 12

• • • • • • • • • • 3.8.12 3.8.13 consent share occupation of the Property with a company within the same group of companies (within the meaning of section 42 of the 1954 Act) as the Tenant: (a) for so long only as such company shall remain within such group; (b) on terms whereby such company is not given exclusive occupation of the Property or any part thereof and no relationship of landlord and tenant is created; and (c) subject to the Tenant promptly notifying the Landlord in writing of the date upon which such sharing of occupation ends; notwithstanding clause 3-8-2 and subject to the Tenant giving prior written notice to the Landlord of the identity of each such Customer (if more than one) and of the part of the Property affected (if less than the whole) the Tenant may without the Landlord's consent share occupation of the Property with a Customer of the Tenant: (a) for so long as that Customer remains a Customer of the Tenant; (b) on terms whereby such Customer is not given exclusive occupation of the Property or any part thereof and no relationship of landlord and tenant is created and; (c) subject to the Tenant promptly notifying the Landlord in writing of the date upon which such sharing of occupation ends; notwithstanding clause 3-8.2 and subject to the Tenant giving prior written notice to the Landlord of the identity of each such Logistics Provider (if more than one) and of the part of the Property affected (if less than the whole) the Tenant may without the Landlord's consent share occupation of the Property with a Logistics Provider to the Tenant or its business: (a) for so long as that Logistics Provider is a Logistics Provider of the Tenant; (b) on terms whereby such Logistics Provider is not given exclusive occupation of the Property or any part thereof and no relationship of landlord and tenant is created and; (c) subject to the Tenant promptly notifying the Landlord in writing of the date upon which such sharing of occupation ends; 3-9 Enforcement of underleases 28617812.2 3.9.1 not without the consent of the Landlord (such consent not to be unreasonably withheld or delayed) to vary the terms or waive the benefit of any covenant on the part of a sub-tenant or any condition contained in an underlease of the Property; 3.9.2 diligently to enforce the covenants on the part of the sub-tenant and the conditions contained in an underlease of the Property and (if reasonably so required by the Landlord) to exercise by way of enforcement the powtlrs of re entry contained in such underlease; 3.9,3 3-9.4 3,9.5 3-9.6 not without the consent of the Landlord to accept any sum or payment in kind by way of commutation of the rent payable by a sub-tenant of the Property; not to accept the payment of rent from a sub-tenant of the Property otherwise than by regular quarterly (or more frequent) payments in advance; duly and punctually to exercise all rights to review the rent reserved by an underlease of the Property and not to agree with a sub-tenant a reviewed rent without the approval of the Landlord (such approval not to be unreasonably withheld or delayed); not to permit an assignment of any underlease without obtaining from the person who is assigning the underlease an Authorised Guarantee Agreement with the Landlord in the form set out in this lease at schedule 4. 13

• • • • • • • • • • 3, 10 Registration/supply of information 3.11 3.10.1 if the Lease should be registered at the Land Registry under the 2002 Act: 3.10.2 3.10.3 User 3.11.1 3.11.2 (a) to use its best endeavours to procure that the Tenant is registered at the Land Registry as proprietor of the Lease as soon as reasonably possible; (b) to use its best endeavours to procure that all rights granted or reserved by the Lease are properly noted against the affected titles; and (c) to deliver to the Landlord, within ten days of registration, official copies of the registered title evidencing that the Tenant is the registered proprietor of the Lease; within one month after the execution of any disposition of this Lease or the Property whether by assignment, charge, transfer or underlease or assignment or surrender of any underlease or upon any transmission by reason of a death or otherwise affecting the Property to produce to and leave with the solicitors for the time being of the Landlord: (a) a certified copy of the deed instrument or other document of disposition and on each occasion to pay to such solicitors a reasonable registration fee (not being less than £50 plus VAT) and also any registration fees payable to the Superior Landlord: (b) a copy of any EPC and Recommendation Report; to supply the Landlord with any details required by the Landlord pursuant to section 40 of the 1954 Act and to supply the Landlord with full details of any notices given pursuant to section 25 of the 1954 Act by the Tenant and any sub tenant and full details of any notices received by the Tenant from any sub tenant pursuant to section 26 or section 27 of the 1954 Act; not to use the Property otherwise than for the Permitted Use; to observe and perform or cause to be observed and performed any rules and regulations from time to time reasonably made by the Landlord in connection with the conduct management or security of the Estate; 3-12 Restrictions affecting use not to: 3.12-1 3.12.2 3.12.3 3.12.4 3.12-5 28617812.2 erect or install in the Property any engine, furnace or machinery whether driven by steam, oil or electric energy or otherwise which causes noise, fumes or vibration which can be heard, smelled or felt outside the Property; use the Property for any noxious, noisy or offensive trade or business nor for any illegal or immoral act or purpose and not to do in or upon the Property anything which may be or grow to be a legal nuisance or disturbance or cause damage to the Landlord or to the owners, tenants and occupiers of any adjoining and neighbouring property; hold any sales by auction on the Property or use or permit the same to be used for residential purposes or permit livestock of any kind to be kept on the Property; hold in or on the Property any exhibition, public meeting or public entertainment or permit any vocal or instrumental music in the Property so that it can be heard outside the Property; do or permit or suffer or bring in or upon the Property anything which in the Landlord's reasonable opinion may impose on the floors, ceilings or walls of the Property any excessive weight or strain and not to overload any lifts, electrical installations or Conducting Media in the Property; 14

• • • • • • • • • • 3-13 3.14 3.12.6 3-12 7 3-12.8 3.12.9 3.12.10 place in any Common Parts any goods, trade empties, rubbish or other obstruction; place leave or install any articles, merchandise, goods or other things in front of or elsewhere outside the Property; permit the drains to be obstructed by oil, grease or other deleterious matter and in the event of any such obstruction forthwith to make good any damage to the satisfaction of the Landlord's Surveyor; use any part of the accessways or service areas on the Estate for the parking of vehicles otherwise than during the course of loading and unloading nor to carry out any repairs or maintenance to vehicles on any such accessways or service areas; load or unload vehicles except in the service areas on the Estate provided for such purpose and in the course of such loading or unloading to comply with any regulations of the Landlord and the requirements of the local highway authority and not to cause any avoidable obstruction; Advertisements and signs 3.13.1 not to place or display on the exterior of the Property or on the windows or inside the Property so as to be visible from the exterior of the Property any name, writing, notice, sign, illuminated sign, display of lights, placard, poster, sticker or advertisement other than: (a) a suitable sign of a size and kind first approved by the Landlord or the Landlord's Surveyor showing the Tenant's name and trade such approval not to be unreasonably withheld or delayed; (b) such notices as the Landlord may approve such approval not to be unreasonably withheld or delayed; Provided That for so long as the Tenant under this lease is Conexus Limited (company number 03616118) the Landlord's approval is not required for any signage installed pursuant to this clause which is in line with the Tenant's nationally adopted signage policy from time to time; 3.13.2 if any name, writing, notice, sign, placard, poster, sticker or advertisement shall be placed or displayed in breach of these provisions to permit the Landlord to enter the Property and remove such name, writing, notice, sign, placard, poster, sticker or advertisement and to pay to the Landlord on demand the expense of so doing; Acts of Parliament 3.14-1 3.14.2 at all times during the Term at the Tenant's expense to observe and comply with and do or execute or cause to be done or executed all such works and do all such things as under or by virtue of any Act of Parliament are or shall be directed or necessary to be observed complied with done or executed upon or in respect of the Property or any part thereof or in respect of the user thereof or the employment therein of any person whether by the owner or any occupier; not to do or permit to be done any act or thing by reason of which the Landlord may under any Act of Parliament incur or have imposed upon it or become liable to pay any penalty, damages, compensation, costs, charges or expenses; 3-15 Planning/environmental matters 3.15.1 3.15.2 21617112.2 at all times to comply with the provisions and requirements of the Planning Acts and of Environmental Law and not at any time to do or omit anything which would result in a contravention of them; not without the consent in writing of the Landlord (such consent not to be unreasonably withheld or delayed) to make any application under the Planning Acts to any local planning authority for permission to develop (including change of use of) the Property provided that the Tenant shall not be required to 15

• • • 3.16 • • 3.17 • • • 3.18 • • 28617812.2 3.15.3 3.15.4 Notices reimburse any professional fees or other costs which the Landlord incurs in considering any such application for its consent under this subclause and provided further that if the Landlord does not respond to a request for approval under this subclause within 10 Working Days of receipt of the request then the Landlord's approval shall be deemed to be given; forthwith to give to the Landlord full particulars in writing of the grant of any planning permission in respect of the Property and not to implement any planning permission if the Landlord shall make reasonable objection to any of the conditions subject to which it has been granted; to be responsible for and indemnify the Landlord against any liability for contamination and/or pollution of the environment or damage to property or harm to human health caused to the Property (Contamination), or any substance on it caused or arising as result of the acts or omissions of the Tenant, any undertenant or occupier of the Property or their occupation or use of the Property; within seven days of receipt of notice of the same to give full particulars to the Landlord of any notice, order, requisition, direction or any other thing whatsoever given made or issued under or by virtue of any statute or regulation relating to planning or otherwise during the Term by a competent authority affecting the Property or any part thereof and also without delay to take all reasonable steps to comply with any such notice, order, requisition, direction or other thing and also to make or join in making such objections or representations in respect thereof as the Landlord may reasonably require or deem expedient; General indemnity 3.17.1 to indemnify the Landlord against all losses, costs, expenses, damages, claims, proceedings, demands and liabilities incurred or sustained by the Landlord as a consequence (whether directly or indirectly) of any breach, non-observance or non-performance of any of the Tenant's covenants herein or of any act, neglect or default of the Tenant its sub-tenants or their respective employees, agents, licensees or invitees; 3.17.2 the provisions of clause 3.17.1 and all other provisions in this Lease whereby the Tenant or the Guarantor covenants to indemnify the Landlord shall apply subject to: (a) the Landlord using its reasonable endeavours to mitigate its loss; (b) before claiming the Landlord shall serve notice on the Tenant or the Guarantor (as the case may be) specifying the breach in question and giving a reasonable period in which to remedy it; (c) no third party claims as to which the Landlord is seeking an indemnity shall be settled without the prior written consent of the Tenant or Guarantor (as the case may be) such consent not to be unreasonably withheld or delayed; (d) the Tenant or the Guarantor (as the case may be) shall not be liable to indemnify the Landlord in respect of any matter arising as a result of the act, neglect or default of the Landlord or the Superior Landlord; Costs to pay to the Landlord within seven days of written demand the reasonable costs, expenses, losses and liabilities properly incurred by the Landlord as a result of or in connection with: 3.18.1 3.18.2 any breach by the Tenant of its covenants or obligations in this Lease and/or the enforcement or attempted enforcement of those covenants and obligations by the Landlord; the preparation and service of a notice under section 146 Law of Property Act 1925 or incurred in or in contemplation of proceedings under sections 146 or 16

• • • • • • • • • • 3.19 3.18.3 147 of that Act notwithstanding in any such case that forfeiture is avoided otherwise than by relief granted by the Court; any application for any consent or approval made under this Lease whether or not such consent or approval shall be granted or lawfully refused or the application is withdrawn; 3.18.4 the preparation, negotiation and service of all schedules relating to wants of repair to the Property and whether served during or after the expiration or sooner determination of the Term (but relating in all cases to such wants of repair which accrued not later than the expiration or sooner determination of the Term) and agreeing such schedules with the Tenant; Obstruction 3.19.1 3.19.2 3.19.3 3.19.4 not to stop up, darken or obstruct any window or lights belonging to the Property or any other buildings belonging to the Landlord nor permit any new window, light, opening, doorway, path, passage, drain or other restriction, encroachment or easement to be made or acquired over against out of or upon the Property; where any such window, light, opening, doorway, path, passage, drain or other restriction, encroachment or easement shall be made or attempted to be made or acquired forthwith to give notice of the circumstances to the Landlord and at the request and cost of the Landlord to adopt such course as may be reasonably required or deemed proper by the Landlord for preventing any such restriction or encroachment or the acquisition of any such easement; not to assert any claim to light or air over any adjacent or neighbouring land or building; not to obstruct any means of access to the Property or the Estate; 3.20 Telecommunications 3.21 28617112.Z 3.20.1 not to erect or permit the erection of any pole or mast or any television or radio aerials on the exterior of any part of the Property or in or upon the Property without the prior written consent of the Landlord (such consent not to be unreasonably withheld or delayed); 3.20.2 not to install within the Property or anywhere else in or upon the Property any telecommunications apparatus (within the meaning specified in Schedule 2 to the Telecommunications Act 1984) of a kind in respect of which the Landlord's rights to require removal of the apparatus is restricted by virtue of paragraph 21 of the Telecommunications Code (as set out in Schedule 2 to the Telecommunications Act 1984); To pay VAT Where by virtue of any of the provisions of this Lease the Tenant is required to pay repay or reimburse to the Landlord or any person or persons any rent, premium, cost, fee, charge, insurance premium, expense or other sum or amount whatsoever in respect of the supply of any goods and/or services by the Landlord or any other person or persons to the Tenant in accordance with the provisions of this Lease to pay in addition by way of additional rent or (as the case may be) to keep the Landlord indemnified against: 3.21.1 3.21.2 the amount of any VAT as and when charged in respect of such supply to the Tenant; the amount of VAT as and when charged on any other person (or charged to the Landlord in the case of supplies which the Landlord is deemed to make itself) in respect of supplies the cost of which is included in the calculation of the sums which the Tenant is required to pay repay or reimburse to the Landlord save to the extent that such VAT is recoverable by the Landlord; and for the avoidance of doubt the Landlord shall not be under a duty to exercise or not exercise any option or right conferred on it by the legislation relating to VAT so as to reduce or avoid any liability to VAT as referred to above; 17

• • • • • • • • • • 3.22 Notice boards 3.22.1 3.22.2 3.23 Yield up to allow the Landlord or its agents to enter upon the Property at any time: (a) during the six months immediately preceding the determination of the Term to fix upon any part of the Property a notice board for reletting the Property; (b) during the Term to fix on any part of the Property a notice board for the sale of the Landlord's reversionary interest; and not to remove or obscure any such notice board; subject always to clause 6.6 to permit all persons authorised by the Landlord or its agents to view the Property on prior appointment at reasonable hours without interruption in connection with any such reletting or sale; at the expiration or earlier determination of the Term or at such later time as the Landlord recovers possession of the Property from the Ten ant 3.23.1 3.23.2 3.23.3 quietly to yield up the Property (together with all additions and improvements to the Property and all fixtures which during the Term may be fixed or fastened to or upon the Property other than tenant's fixtures removable by the Tenant) decorated, repaired, cleaned and kept in accordance with the Tenant's covenants contained in this Lease; if so requested by the Landlord to remove from the Property all the Tenant's belongings that is to say trade fixtures and fittings and all notices, notice boards and signs bearing the name of or otherwise relating to the Tenant (including in this context any persons deriving title to the Property under the Tenant) or its business and to make good to the satisfaction of the Landlord all damage to the Property resulting from such removal; at the expiration or earlier determination of the Term: (a) to execute such document as the Landlord shall reasonably require in order to cancel any entry or title relating to the Lease at the Land Registry; (b) a copy of any EPC and Recommendation Report DEC and Advisory Report; 3.24 New Guarantor 3.24.1 28617812.2 to notify the Landlord within 28 days of any of the following events: (a) if any Guarantor being an individual (or if individuals any one of them) shall be made bankrupt or shall make any assignment for the benefit of or enter into any arrangement with its creditors either by composition or otherwise or suffer execution to be levied on its goods or have a receiver appointed under the Mental Health Act 1983; (b) if any Guarantor being an individual (or if individuals any one of them) shall die; (c) if any Guarantor being a body corporate (or if bodies corporate any one of them) has a winding up order made in respect of it other than a members' voluntary winding up of a solvent company for the purposes of amalgamation or reconstruction approved by the Landlord (such approval not to be unreasonably withheld or delayed) or has a receiver, administrator or an administrative receiver appointed of it or any of its assets or suffers execution to be levied on its goods or is dissolved or struck off the Register of Companies or (being a body corporate incorporated outside England and Wales) is dissolved or ceases to exist under the laws of its country or state of incorporation; 18

• • • • • • • • • • 3.24.2 and if the Landlord reasonably so requires then at the Tenant's expense within 28 days of such requirement to procure that some other person or persons or body or bodies corporate reasonably acceptable to the Landlord shall execute a guarantee in the terms of clause 8 with such amendments as the Landlord shall reasonably require in the circumstances; the expression aGuarantor" in the immediately preceding subclause shall not include any person who has entered into an Authorised Guarantee Agreement or who has guaranteed an Authorised Guarantee Agreement provided that the Tenant shall notify the Landlord within 28 days of becoming aware of any of the events set out in clauses 3.24.1 (a) - (c) occuring in respect of any such guarantor; 3.25 Encumbrances 3.26 3.27 28617112.2 to observe and perform the matters contained in the Encumbrances so far as they relate to affect and fall to be performed upon the Property; Energy Performance Certificates 3.26.1 to allow the Landlord and/or any person authorised by it to have such access to the Property and to all documentation, data and information in the Tenant's possession or under its control reasonably required in order to: (a) prepare an EPC or Recommendation Report for the Property; (b) undertake an air-conditioning inspection; and (c) comply with any duty imposed upon the Landlord under the EPB Regulations and the Tenant will co-operate with the Landlord and any persons so authorised so far as is reasonably necessary to enable them to carry out such functions; 3.26.2 to use reasonable endeavours to procure that the terms of appointment of any Energy Assessor engaged by it to issue an EPC and/or Recommendation Report for the Property provide that (a) the Energy Assessor must carry out the energy assessment for the Property with reasonable care and skill; (b) the matters referred to in clauses 3.26.1 and 3.26.2 are expressed to be in addition to the statutory duty of care contained in Regulation 27 of the EPB Regulations; and (c) the duty referred to in clause 3.26.1 is owed to the Landlord; 3.26.3 not to commission an EPC for the Property without the Landlord's consent (such consent not to be unreasonably withheld). If a valid EPC for the Property is held by the Landlord at the written request of the Tenant the Landlord shall provide the Tenant with a copy of any EPC held by the Landlord free of charge; 3.26.4 if the Landlord confirms that it does not hold a valid EPC for the Property the Tenant may obtain a new EPC for the Property at its own cost; 3.26.5 if an EPC obtained by the Tenant invalidates or materially adversely affects a valid EPC for the Property held by the Landlord of which the Tenant has notice, the Tenant will repay to the Landlord the reasonable cost of procuring a replacement EPC; 3.26.6 either party will provide the other with a copy of any EPC obtained pursuant to clause 3.26 together with details of the reference number (if not apparent from the copy) within seven days of the later of its receipt of the copy EPC and payment of any costs due under clause 3.26. Management Company 19

• • • • • • • • • • 3.28 3.29 3.27.1 3.27.2 to act reasonably in relation to any subsequent formation of a management company by the Landlord to undertake all or any of its obligations in relation to the Estate; and if the Landlord forms such management company it shall do so free of any expense to the Tenant and the Tenant will if requested to do so by the Landlord: (a) free of expense to the Tenant apply to such management company in accordance with its articles of association to become a member of such management company; (b) not withdraw from membership of the management company or dispose of any of the rights attaching to the membership of the management company while it remains the Tenant; Section 106 Agreement to comply with clause 15.1.2, paragraph 4.2 of schedule 1 and paragraph 3 of schedule 2 of the Section 106 Agreement in so far as the obligations relate to the Property provided that the Tenant shall have no liability or obligation to make any payments to the local authority under nor contribute financially towards any matter within the section 106 agreement; Deferred Part 3.29.1 3.29.2 not until such time as the demise of the Deferred Part takes effect to: (a) enter into all or any part of the Deferred Part except in the case of emergency irrespective of whether or not there is any physical barrier separating the Deferred Part from the Initial Part; (b) to place, store or in any other way utilise or use all or any part of the Deferred Part; in the event of any damage to or destruction of all or any part of the Deferred Part prior to the same forming part of the Property which arises directly or indirectly as a result of the Tenant's or any third party at the Property breach of the foregoing covenant to indemnify the Landlord for all or any costs, losses, expenses or liabilities which the Landlord may incur or suffer as a result except in so far as such damage or destruction is caused by an Insured Risk save to the extent that the insurance policy shall have been vitiated by any act, neglect, default or omission of the Tenant or any sub-tenant or their respective employees, agents, licensees or invitees; 4. PROVISOS 4.1 28817112.2 The parties AGREE to the following provisos: Event of Incapacity for the purposes of this Lease an Event of Incapacity means (by reference to the Insolvency Act 1986 (the 1986 Act) and the Insolvent Partnerships Order 1994 (the 1994 Order): 4.1.1 in relation to a company that: (a) it is unable or admits its inability to pay its debts when they become due (whether within the circumstances specified in section 123 of the 1986 Act or otherwise); or (b) it summons a meeting of its creditors or a proposal is made for a voluntary arrangement under Part I of the 1986 Act or it enters into a scheme of arrangement with its creditors in satisfaction or composition of its debts; or (c) an application for an administration order is made or notice of appointment of an administrator is filed at court; or (d) a receiver or manager (including an administrative receiver) is appointed whether under Part 111 of the 1986 Act or under the Law of Property Act 1925 or otherwise; or 20

• • • • • • • • • • (e) a resolution or determination to wind-up is passed or made or a provisional liquidator is appointed or a winding-up order is made under Part IV of the 1986 Act (save that in the case of a voluntary winding-up solely for the purpose of amalgamation or reconstruction if the Tenant can first demonstrate to the satisfaction of the Landlord that the covenant of the company will be as strong after as it was before the reconstruction or amalgamation then provided that such turns out to be the case no Event of Incapacity will have taken place); or (f) a proposal is made for a scheme of arrangement under Part 26 Companies Act 2006; or (g) it is the subject of a successful notice issued to strike-off the Register at Companies House; 4-1.2 in relation to an individual that: (a) an application is made for an interim order or a proposal is made for a voluntary arrangement under Part VIII of the 1986 Act; or (b) a bankruptcy petition is presented to the court or the circumstances of the individual are such that a bankruptcy petition could be presented under Part IX of the 1986 Act or the individual applies for an adjudication that he be made bankrupt; or (c) the individual enters into a deed of arrangement or composition with his creditors; or (d) a receiver is appointed under the Mental Health Act 1983 or the individual becomes incapable of managing his affairs; or (e) the individual dies; 4.1.3 in relation to a partnership that: (a) it enters into a voluntary arrangement under Part II of the 1994 Order; or (b) an application for an administration order is made or notice of appointment of an administrator is filed at court; or (c) a petition is presented for winding-up as an unregistered company under Parts IV or V of the 1994 Order; 4-2 Re-entry 4.3 28617812.2 the Landlord may re-enter the Property (or any part in the name of the whole) at any time in any of the following circumstances: 4-2-1 the whole or any part of the Rents shall be unpaid for 21 days after becoming due (whether or not formally demanded); or 4.2.2 there is a breach by the Tenant or the Guarantor of any of the provisions of this Lease; or 4.2.3 either the Tenant or the Guarantor suffers an Event of Incapacity; or 4.2.4 the Tenant suffers execution to be levied on its goods; and upon such entry the Term shall absolutely cease and determine but without prejudice to any right of action of the Landlord in respect of any antecedent breach of any of the covenants herein contained PROVIDED that the expression "Guarantor" in this subclause shall not include a person who has entered into an Authorised Guarantee Agreement or who has guaranteed an Authorised Guarantee Agreement; Disputes if any dispute or disagreement shall at any time arise between the Tenant and the tenants and occupiers of the Estate or any adjoining or contiguous premises belonging to the Landlord relating to the Conducting Media serving the Property or any adjoining or 21

• • 4.4 • • • • 4.5 • 4.6 • 4.7 • • 28617812.2 contiguous premises or any easements or privileges whatsoever affecting or relating to the Property or any adjoining or contiguous premises the dispute or disagreement shall from time to time be settled and determined by the Landlord or the Landlord's Surveyor to which determination the Tenant shall from time to time submit; Exclusion of liability 4.4.1 the Landlord shall not be liable for: (a) any loss, damage, nuisance, annoyance or inconvenience which may at any time during the Term be caused or be done to the Tenant, its employees or visitors or to the Property or to any goods or property of the Tenant, its employees or visitors in or about the Property or the Estate by reason of any act, neglect or default of any other lessee or occupier of the Estate or by reason of any permanent, temporary or partial breakdown, failure, malfunction or suspension in any of the Services or any Plant connected with the same or forming part of the Common Parts or for any interruption in the Services caused by strikes, lockouts, labour disputes, shortages of materials or other matters beyond the Landlord's control or necessary repair, maintenance or overhaul of any installations or apparatus provided that the Landlord shall use its reasonable endeavours to procure the remedying of any such breakdown, failure, malfunction, suspension or interruption in the supply of the Services as soon as reasonably practicable; (b) any breach of any obligation on its part for repair and maintenance of any part of the Property or the Estate which can be discovered only by entry upon the relevant premises until it shall have written notice of such repairs being necessary and then subject to its being able to obtain any necessary consent of any local or other authority and to the availability of labour and materials; 4.4.2 the Landlord shall not be liable in respect of any breach of a landlord covenant of this Lease occurring at a time when the Landlord is not entitled to the reversion immediately expectant upon the determination of the Term; Compensation except where any statutory provision prohibits the Tenant's right to compensation being reduced or excluded by agreement the Tenant shall not be entitled on quitting the Property to claim from the Landlord any compensation under section 37 of the 1954 Act or under any corresponding provision in any statute amending or replacing the same; Tenant's effects if at such time as the Tenant has vacated the Property after the determination of the Term any property of the Tenant shall remain in or on the Property and the Tenant shall fail to remove the same within 14 days after being requested by the Landlord so to do by a notice to that effect then the Landlord may as the agent of the Tenant sell such property and shall then hold the proceeds of sale after deducting the costs and expenses of removal, storage and sale reasonably and properly incurred by it to the order of the Tenant provided that the Tenant hereby indemnifies the Landlord against any liability incurred by it to any third party whose property shall have been sold by the Landlord in the bona fide mistaken belief (which shall be presumed unless the contrary be proved) that such property belonged to the Tenant and was liable to be dealt with as such pursuant to this clause 4.6; Notices 4.7.1 any notice given under this Lease shall be in writing signed by, or on behalf of, the person giving the notice. Any notice shall be delivered by hand, or by commercial courier, or by first class post or prepaid recorded delivery first class post or other next Working Day delivery service to a party at its registered office address for the time being if the party is a company or a limited liability partnership or in the case of the Guarantor and in any other case, to a party's 22

• • • • • 4.8 4.9 • 4.10 • 4.11 • 4.12 • • 28617812.2 4.7.2 4.7.3 4.7.4 4.7.5 Waiver last known address and in the case of the Landlord (but only while the Landlord is Mountpark Logistics EU 2017 23 S.A.R.L. Luxembourg company number B218933 party to this Lease) a copy shall also be sent to Mountpark Properties Limited (English company number 07739703) at its registered office marked for the attention of Philip O'Callaghan; in the absence of evidence of earlier receipt and subject to clause 4.7.3, a notice served in accordance with clause 4.7.1 shall be deemed to have been received: (a) if delivered by hand, at the time of actual delivery to the address referred to in clause 4.7.1; or (b) if delivered by commercial courier, on the date and at the time (if given) that the courier's delivery receipt is signed; or (c) if delivered by first class post or prepaid recorded delivery first class post or other next Working Day delivery service, at 9.00 a.m. on the second Working Day after posting; if deemed receipt under clause 4.7.2 occurs on a day which is not a Working Day or after 5.00 p.m. on a Working Day, the notice shall be deemed to have been received at 9.00 a.m. on the next Working Day; for the avoidance of doubt, notice given under this Lease shall not be validly served if sent by fax or e-mail; if the Tenant comprises more than one person, the service of any notice on any one of those persons shall constitute good service on all of them; the demand for and/or acceptance of rent by the Landlord or its agents shall not constitute a waiver of any breach of the covenants on the part of the Tenant herein contained or of the Landlord's remedies for the non-performance or non-observance thereof; No warranty nothing herein contained or implied shall be taken to be a warranty or representation as to the purpose for which the Property may lawfully be used; Governing law; Jurisdiction; Service of Process 4.10.1 4.10.2 4.10.3 this Lease is and shall be governed by and construed in all respects in accordance with the laws of England; the parties irrevocably submit to the jurisdiction of the English courts; the Guarantor irrevocably authorises and appoints the Tenant to accept service of all legal process arising out of or connected with this Lease and service on the Tenant shall be treated as service on the Guarantor provided that a copy of the notice shall also have been sent to the Guarantor at its registered office set out at the beginning of this Lease; Third parties save as expressly provided, none of the provisions of this Lease are intended to or will operate to confer any benefit (pursuant to the Contracts (Rights of Third Parties) Act 1999) on a person who is not named as a party to this Lease; Declaration this Lease does not operate to create or convey any easements rights or privileges over any adjacent or neighbouring land or buildings other than those expressly set out in schedule 2; 23

• • • • • • • • • • 4-13 4-14 4-15 5 6 Party walls any walls dividing the Property from any adjoining buildings or premises shall be deemed to be party walls and shall be repaired and maintained accordingly; Superior Interests: 4-14.1 the powers, rights, matters and discretions granted and reserved to the Landlord under this Lease shall also be granted and reserved to or exercisable by any Superior Landlord and its employees to the extent required under the Superior Lease; 4.14.2 if the Tenant shall do or propose to do any matter or thing for which the consent of the Superior Landlord shall be required the Tenant shall bear and indemnify the Landlord against the reasonable cost of obtaining such consent together with all incidental surveyors' professional or other fees and disbursements: 4.14.3 the Landlord shall be entitled to withhold the Landlord's consent in any matter where the Superior Landlord's consent or the consent of any mortgagee is required and the Landlord is unable to obtain it or them . Deferred Part If required by the Landlord after the demise of the Deferred Part has become effective, the Tenant and the Guarantor shall execute any additional documentation as may be reasonably required by the Landlord to procure and ensure that the provisions of this Lease including the Guarantor's covenants apply to the Deferred Part and the Initial Property until the end of the Term. LANDLORD'S COVENANTS The Landlord COVENANTS with the Tenant that the Tenant paying the Rents and performing the Tenant's covenants reserved by and contained in this Lease may lawfully and peaceably enjoy the Property throughout the Term without any lawful suit eviction or interruption by the Landlord or by any person lawfully claiming through under or in trust for the Landlord. INSURANCE 6.1 Landlord's obligations 28617812.2 The Landlord COVENANTS with the Tenant as follows: 6.1.1 6.1.2 save to the extent that any insurance shall be vitiated by any act, neglect, default or omission of the Tenant or any sub-tenant or their respective employees, agents, licensees or invitees to insure or cause to be insured: (a) the Estate against loss or damage by the Insured Risks and such other risks against which the Landlord may from time to time reasonably deem appropriate to insure in a sum equal to the likely cost of completely rebuilding, reinstating and replacing the same (taking into account estimated increases in building costs) including the cost of demolition, shoring, removal of debris and other expenses and a proper provision for professional fees in respect of rebuilding and reinstating together in each case with VAT; (b) the loss of Basic Rent from time to time (having regard to any review of the Basic Rent which may become due under this Lease) for three years; (c) the public liability of the Landlord arising out of or in connection with any matter involving or relating to the Estate; as soon as reasonably practicable after any material change occurring to the insurance and at other times at the request of the Tenant and free of expense to the Tenant to produce evidence of the terms and conditions of every insurance policy effected by the Landlord pursuant to this Lease and whether or not 24

• requested by the Tenant evidence each year of the payment of the current premium; 6.1.3 when lawful to do so to expend all monies received (other than in respect of • rent) by virtue of any such insurance towards reinstating so far as practicable the Property and (as the case may be) the Common Parts after the destruction thereof or any damage thereto; 6.1.4 to use the Landlord's reasonable endeavours to procure that the names of the Tenant and all lawful undertenants of the Property are noted by the insurers whether specifically or generically. • 6.2 Tenant's obligations The Tenant COVENANTS with the Landlord as follows: 6.2.1 to pay to the Landlord on demand: (a) a fair and proper proportion attributable to the Property (as determined by the Landlord's Surveyor) of the premiums from time to time paid by the • Landlord for insuring the Estate against loss or damage by the Insured Risks and insuring the public liability of the Landlord in accordance with clauses 6.1.1 (a) and 6.1.1 (c), such premiums to be reasonable and competitive in the London insurance market; (b) all premiums from time to time paid by the Landlord for insuring the loss of the Basic Rent under clause 6.1.1 (b); (c) a fair and proper proportion attributable to the Property (as determined by • the Landlord's Surveyor) of any excess deducted by insurers in respect of any claim relating to the Estate; (d) a fair and proper proportion attributable to the Property (as determined by the Landlord's Surveyor) of the cost of any professional valuation of the Estate which may at any time be required by the Landlord in connection with the insurance of the Estate; • 6.2.2 not to effect any separate insurance of the Property against loss or damage by any of the Insured Risks but if the Tenant shall become entitled to the benefit of any insurance on the Property then the Tenant shall apply all monies received by virtue of such insurance in making good the loss or damage in respect of which the same shall have been received; 6.2.3 not to carry on upon the Property any trade or business or occupation in any manner nor do any other thing which in the reasonable opinion of the Landlord • may make void or voidable any policy for the insurance of the Property or any adjoining or neighbouring property on the Estate against any risk for the time being required by the Landlord to be covered or render any increased or extra premium to be payable for such insurance (without in the latter event first having paid every such increase or extra premium) and to pay to the Landlord on demand any increased premium payable in respect of the Property or any adjoining or neighbouring premises on the Estate arising by reason of the Property being unoccupied; • 6.2.4 to comply with the requirements of the Landlord's insurers in respect of the Property; 6.2.5 in the event of the Property or any part thereof being destroyed or damaged by any peril whatsoever to give notice thereof to the Landlord as soon as such destruction or damage shall come to the notice of the Tenant stating whether and to what extent such destruction or damage was brought about directly or indirectly by any of the Insured Risks; • 6.2.6 in the event of the Estate or the Property or any part thereof or any adjoining or neighbouring property of the Landlord or any part thereof being destroyed or damaged by any of the Insured Risks and the insurance money under any such insurance against the same effected thereon by the Landlord being wholly or • 21617112.2 25

• • • • • • • • • • 6.3 6.2.7 6.2.8 partly irrecoverable by reason solely or in part of any act or default of the Tenant or any sub-tenant or their respective employees, agents, licensees or invitees then and in every such case to pay forthwith to the Landlord the whole or (as the case may be) the irrecoverable portion of the cost (induding professional and other fees and VAT) of completely rebuilding and reinstating the same; to keep the Property supplied with such fire fighting equipment as the insurers and/or the competent fire authority may require and to maintain such equipment to the satisfaction of all such persons; not to store inflammable or explosive substances or goods at the Property (except for goods and products stored or used in the usual course of business of the Tenant and/or any undertenant) or obstruct the access to any fire equipment or the means of escape from or over the Property and in the event of anything happening which might affect any insurance policy relating to the Property give notice forthwith to the Landlord. Rent suspension If the Property or any part thereof or of the Estate shall be destroyed or damaged by any Insured Risk so as to render the Property unfit for occupation or use or inaccessible then save to the extent that the insurance of the Estate shall have been vitiated by any act, neglect, default or omission of the Tenant or any sub-tenant or their respective employees, agents, licensees or invitees the Basic Rent or a fair proportion thereof according to the nature and extent of the damage sustained shall be suspended until the Property shall have been made fit for occupation and use and accessible or (if earlier) until the money received by the Landlord in respect of loss of rent insurance shall have been exhausted and any dispute with reference to this proviso shall be referred to a single arbitrator to be appointed in default of agreement upon the application of either the Landlord or the Tenant by the President for the time being of the Royal Institution of Chartered Surveyors under the Arbitration Act 1996 and the Landlord shall within 20 Working Days of receipt of any monies by the Landlord in respect of loss of rent insurance repay to the Tenant any Basic Rent paid by the Tenant in respect of the period starting on the date of such destruction or damage and ending on the next usual quarter day . 6.4 Commissions 6.5 6.6 28617112.2 All monies paid by the Tenant under clause 6.2.1 shall be paid without deduction of any agency or other commission paid or allowed to the Landlord in respect thereof or otherwise which the Landlord shall be entitled to retain for the Landlord's own benefit free of any obligation to bring the same into account under this Lease . Termination of Lease If at any time during the Term the Property or any part of the Estate shall be destroyed or damaged so as to render the Property unfit for occupation or use or inaccessible and if reinstatement shall not have been completed so as to render the Property fit for occupation and use or accessible after the expiration of two years and nine months from the date of such destruction or damage then either the Landlord or the Tenant may at any time after the expiration of such period give to the other three months' written notice of termination and on the expiry of such notice (provided that the Property is still not fit for occupation and use or accessible) this Lease will determine without prejudice to the rights of the parties under this Lease in respect of any antecedent breach of any of the covenants and conditions herein contained and any obligation on the Landlord to reinstate the Property shall cease and all insurance monies under any insurance effected pursuant to clause 6.1 shall belong and be paid to the Landlord absolutely: Entry on the Property if the Landlord or any other person enters on to or over the Property whether pursuant to the Tenant's covenants of or the rights reserved by this Lease then; 26

• • • • • • • • • • 6-6.1 any person so entering shall complete such inspection works or other task for which entry was made as quickly and efficiently as reasonably possible causing as little damage destruction and inconvenience as reasonably possible and making good any physical damage caused in the exercise of such right to the Property as soon as reasonably possible free of expense to the Tenant to the reasonable satisfaction of the Tenant; 6.6.2 any person so entering shall comply with the reasonable security requirements of the Tenant and any other occupiers of the Property; and 6-6.3 such rights may be exercised for works to be carried out only to the extent that such works cannot otherwise reasonably and economically be carried out without entry on to the Property. RENT REViEW 7.1 Definitions 28617812.2 In this clause 7 the following expressions shall have the following meanings: Market Rent the annual open market rent at which the Property would reasonably be expected to be let at the Rent Review Date upon a letting for a term of ten years at the rate applicable after the expiry of a rent-free period or reduced rent period (if any) of such length (or payment of an equivalent sum of money) as would be negotiated in the open market in respect of fitting out works which would be carried out by the willing tenant on the assumptions that: (a) all parts of the Property are fit for immediate occupation and use by a willing tenant and the Estate is capable of being used for the rights granted; (b) the Property is to be let as a whole by a willing landlord to a willing tenant by a single lease without payment of a fine or premium and with vacant possession and subject to the provisions of this Lease (other than the amount of the Basic Rent but including these provisions for review of the Basic Rent); (c) the unit on the Property has been constructed in accordance with the Specification (as defined in and attached to the Licence to Alter) together with the formation of the ground floor offices within the unit on the Property as part of the Works (as defined in the Licence to Alter) carried out by the Tenant pursuant to the Licence to Alter; (d) the Internal Area of the unit on the Property isl107,3Q� square feet, lo':\-/ !J4� (e) the covenants contained in this Lease on the part of the Landlord and the Tenant have been fully performed and observed; (f) the Property may be lawfully let to and used by any person for the purposes permitted under this Lease as varied or extended by any licence or deed entered into at the request of the Tenant: (g) no work has been carried out on or about the Property by the Tenant, its sub-tenants or their respective predecessors in title which has reduced the lettable floor area of the Property or diminished the rental value of the Property and that in case the Property has been destroyed or damaged it has been fully restored; (h) no reduction is to be made to take account of any rent-free period or payment or other concession which on a new letting with vacant possession might be granted to an incoming tenant in respect of the carrying out by such incoming tenant of fitting out works to the Property; the willing tenant is a taxable person for the purposes of the legislation relating to VAT and is able to recover all input tax paid by it as a credit against output tax or otherwise; 27

• • • • • 7.2 7.3 • • • 7.4 • • 28617812.2 but disregarding any effect on rental value of: (a) the fact that the Tenant, its sub-tenants or their respective predecessors in title have been in occupation of the Property; (b) any goodwill attached to the Property by reason of the carrying on at the Property of any business by the Tenant or its sub-tenants or their respective predecessors in title in their respective businesses; (c) the existence at the Rent Review Date of any improvement to the Property or any part thereof carried out with consent where required otherwise than in pursuance of an obligation to the Landlord or its predecessors in title (except obligations requiring compliance with statutes or directions of local authorities or other bodies exercising powers under statute or by royal charter) by and at the sole cost of the Tenant its sub tenants or their respective predecessors in title during the Term or during any period of occupation prior thereto arising out of an agreement to grant this Lease; (d) any obligation on the part of the Tenant or its sub-tenants or their respective predecessors in title to remove any alterations or to restore or reinstate the Property whether under this Lease or otherwise; President the President (or if he is unable so to act the Vice-President or other duly authorised officer) for the time being of the Royal Institution of Chartered Surveyors; Amount of rent The Basic Rent shall be reviewed on the Rent Review Date and shall from the Rent Review Date be a rent equal to the Basic Rent payable under this Lease immediately preceding the Rent Review Date (ignoring any cesser of rent or rent abatement) or the Market Rent as at the Rent Review Date as may be ascertained as herein provided whichever be the greater. Provisions for review The Landlord and the Tenant may endeavour to agree the Market Rent at any time not being earlier than six months before the Relevant Review Date but if (for whatever reason) the Market Rent shall not have been unconditionally agreed by the date being three months before the Relevant Review Date then either the Landlord or the Tenant may at any time thereafter by notice in writing to the other require that the Market Rent be determined by a valuer who shall be appointed by the Landlord and the Tenant or in default of agreement appointed on the request of either the Landlord or the Tenant by the President provided that: 7.3.1 the valuer shall be a chartered surveyor who shall have not less than ten years' experience in valuing and letting property similar to the Property and who shall be a partner or director of a reputable firm or company of chartered surveyors; 7.3.2 the valuer shall act as an arbitrator; 7.3.3 in the case of an arbitration: (a) the arbitration shall be conducted in accordance with the Arbitration Act 1996; (b) if the arbitrator shall die or decline to act the President may on the application of either the Landlord or the Tenant by writing discharge the arbitrator and appoint another in his place. Payment of rent If the Market Rent has not been agreed or determined in accordance with this clause 7 by the Rent Review Date then the Basic Rent payable immediately prior to the Rent Review Date shall continue to be payable until such agreement or determination and within seven days after such agreement or determination the Tenant shall pay the balance due (being the shortfall between the Basic Rent actually paid from the Rent Review Date and the Market 28

• • • • • • • • • • 7.5 7.6 7.7 7.8 8. 8.1 8.2 28617112.2 Rent as agreed or determined payable from that Rent Review Date up to and including the day preceding the next ensuing quarter day) together with interest at 4% below Interest calculated on a daily basis on each part of such shortfall from the date such part was payable until the date of agreement or determination of the Market Rent provided that in the event of such balance of rent or interest being outstanding at the expiration of the period of ten days after the agreement or determination of the Market Rent then Interest will be forthwith payable thereon with effect from expiry of such ten day period. Statutory rent restrictions If at the Rent Review Date the Landlord is required to comply with any enactment which restricts or modifies the Landlord's right herein to revise the Basic Rent or which shall restrict the Landlord's right to demand or accept payment of the full amount of the Basic Rent for the time being payable under this Lease then on each occasion that any such enactment is removed relaxed or modified the Landlord may on giving written notice to the Tenant call for a review of the Basic Rent as from the date of such notice (or such later date as may be specified therein) and the Basic Rent from such date shall be determined in accordance with this clause 7 as though the date of such notice (or such later date as may be specified therein) were the Rent Review Date . Rent review memorandum Any variation of the Basic Rent pursuant to this clause 7 shall when agreed or determined be recorded by a memorandum endorsed upon or annexed to this Lease and the counterpart hereof signed on behalf of the Landlord and the Tenant and each party shall bear its own costs in respect thereof . Time not of the essence Any delay in seeking the appointment of a valuer shall in no way prejudice the right to review the Basic Rent and time shall not be of the essence in respect of any dates or periods mentioned in this clause 7. Payment of costs If either the Landlord or the Tenant shall fail to pay any costs awarded against it in an arbitration within 21 days of the same being demanded by the arbitrator the other shall be entitled to pay the same and the amount so paid shall be repaid by the party chargeable on demand together with Interest. GUARANTOR PROVISIONS Guarantee The Guarantor covenants with and guarantees to the Landlord as principal debtor that the Tenant will pay the Rents and perform and observe all the covenants and obligations on the Tenant's part contained in this Lease (the Tenant's Obligations) and that the Guarantor will pay and make good to the Landlord on demand all losses, costs and expenses sustained by the Landlord through the default of the Tenant in observing or performing the Tenant's Obligations No release of liability The liability of the Guarantor will continue notwithstanding (and will not be discharged in whole or in part by): 8.2.1 any forbearance by the Landlord to enforce against the Tenant the tenant's covenants in this Lease: 8.2.2 the giving of time or other concessions or the taking or holding of or varying realising releasing or not enforcing any other security for the liabilities of the Tenant or any refusal by the Landlord to accept any Rents tendered by or on behalf of the Tenant at a time when the Landlord is entitled (or will after the 29

• • • • • • • • • • 8.2.3 8.2.4 8.2.5 service of a notice under section 146 of the Law of Property Act 1925 be entitled) to re-enter the Property: any legal limitation or incapacity relating to the Tenant; the invalidity or unenforceability of any of the obligations of the Tenant; the Tenant ceasing to exist; 8.2.6 the giving and subsequent withdrawal of any notice to determine this Lease; 8.2.7 8.2.8 any increase or reduction in the extent of the Property or in the rent payable under this Lease or any other variation to this Lease: the surrender of part of the Property in which event the liability of the Guarantor under this Lease is to continue in respect of the part of the Property not surrendered after making any necessary apportionments under section 140 Law of Property Act 1925; 8.2. 9 the disclaimer of this Lease: 8.2.10 any other act or omission of the Landlord or any other circumstances which but for this clause 8-2 would discharge the Guarantor . 8.3 Guarantor to accept new lease 8.4 28617812.2 8.3-1 The Guarantor shall if required by the Landlord in writing within the period beginning on the day of: 8-3.2 8.3.3 (a) a disclaimer of this Lease; or (b) a forfeiture of this Lease; and expiring three months after the Landlord has been notified in writing by the Tenant or the Guarantor of the disclaimer or forfeiture accept a lease of the Property for the residue of the contractual term unexpired at and with effect from the date of the disclaimer or forfeiture at the same yearly rent as then reserved by this Lease (reviewable at the same times as the yearly rent would have been reviewable under this Lease had there been no disclaimer or forfeiture) and subject to all of the other terms of this Lease . The Guarantor will on execution of the new lease pay the Rents for the period from the date of the disclaimer or forfeiture to the quarter day following the date of the new lease and the reasonable legal costs of and incidental to the new lease and will execute and deliver to the Landlord a counterpart of it. If the Guarantor is not required by the Landlord to accept a lease under subclause 8.3.1 the Guarantor may, by serving written notice within one month following the expiry of the three month period referred to in clause 8.3.1, request that it is granted a new lease of the Property for the residue of the contractual term unexpired at and with effect from the date of the disclaimer or forfeiture at the same yearly rent as then reserved by this Lease (reviewable at the same times as the yearly rent would have been reviewable under this Lease had there been no disclaimer or forfeiture) and subject to all of the other terms of this Lease . Security taken by Guarantor 8.4.1 Until the Tenant's Obligations have been paid and performed in full the Guarantor sh.all not without the Landlord's prior written consent exercise any rights: (a) (b) of subrogation or indemnity in respect of the Tenant's Obligations; to take the benefit of share in or enforce any security or other guarantee or indemnity for the Tenant's Obligations; (c) to prove in the bankruptcy or liquidation of the Tenant in competition with the Landlord. 30

• • • • • • • • • 8.5 8.4-2 The Guarantor covenants that it has not taken any security from the Tenant and will not do so. 8-4-3 Any security taken by the Guarantor in breach of clause 8.4-2 and all money at any time received in respect of it shall be held in trust for the Landlord as security for the liability of the Guarantor under this Lease. Guarantee of the tenant's liabilities under an Authorised Guarantee Agreement If at any time whilst the Tenant is bound by an Authorised Guarantee Agreement the Tenant defaults in its obligations under that Agreement the Guarantor (being a Guarantor who has guaranteed the tenant covenants of this Lease) shall make good to the Landlord on demand and indemnify the Landlord against all losses resulting from that default notwithstanding: 8-5-1 any time or indulgence granted by the Landlord to the Tenant or any neglect or forbearance of the Landlord in enforcing the payment of any sum or the observance or performance of the covenants or other terms of the Authorised Guarantee; or 8-5-2 that the terms of the Authorised Guarantee Agreement may have been varied by agreement between the Landlord and the Tenant provided that no variation is to bind the Guarantor to the extent that it is materially prejudicial to it; or 8.5.3 anything else which but for this clause the Guarantor would be released. 8-6 Deferred Part For the avoidance of doubt, the Guarantor hereby: 8-6.1 consents to the Deferred Part forming part of the Property from 1 July 2019; and 8.6.2 agrees that its guarantee in this clause 8 and other obligations under this Lease shall remain fully effective and: (a) to the extent that the inclusion of the Deferred Part in the demise of the Property varies this Lease, shall apply to the Lease as varied; and (b) shall not be released or diminished by the inclusion of the Deferred Part in the Property demised by this Lease; (c) extend and apply to the covenants given by, and the obligations on the part of the Tenant under this Lease in respect of the Deferred Part. THE PARTIES have executed this Lease as a deed and delivered it on the date first set out above . 28617812.2 31

• • • • • • • • • • SCHEDULE 1 Description of the Property The Property comprises Unit 7, Mountpark Southampton, Wide Lane, Southampton SO18 2NQ shown edged red on the Plan including the northern boundary fence excluding any Conducting Media in, on, under or over the same (whether in existence at the date of this lease or installed in the future) that are used by the Initial Property or the Deferred Part in common with any other part of the Estate or are not used by the Initial Property and the Deferred Part PROVIDED that the fence or other boundary marker with another unit on the Estate leased or intended to be leased for business use shall be a party structure and maintained accordingly and PROVIDED further that the Deferred Part is excluded until the demise of it takes effect . 21617812.2 32

• • • • • • • • • • SCHEDULE 2 Rights Granted The following rights are granted to the Tenant its undertenants and occupiers of the Property in common with the Landlord and any other person authorised by the Landlord: 1. the right of free passage and running of water. soil, gas, electricity, telephone and other services in and through all Conducting Media now or at any time during the Term in or over passing through or under the Estate and serving the Property so far as necessary for the enjoyment of the Property and in common with the Landlord and all others so authorised by the Landlord and all other persons entitled thereto; 2. 3. 4. 5. 6 the right of way at all times of the day and night with or without vehicles and in common as aforesaid over and along all roads forming part of the Common Parts (including without limitation the roads shown coloured brown on the Plan) for all purposes in connection with the use and enjoyment of the Property; the right of way at all times of the day and night on foot only and in common as aforesaid over and along all footpaths forming part of the Common Parts for all purposes in connection with the use and enjoyment of the Property; the right of support shelter and protection for the Property from any other part of the Estate; the right at all times and from time to time upon reasonable notice (save in case of emergency) to enter into and upon any adjacent or neighbouring land on the Estate for the purposes of inspecting and executing repairs or alterations to or upon the Property to the extent that the Landlord is able to grant the Tenant such right; and the right in the case of emergency and periodically practising emergency escape procedures only for the Tenant its undertenants and employees, customers and visitors to pass over such parts of any adjacent land on the Estate as are reasonably necessary for the purposes of escape; Provided that the Tenant shall exercise the rights granted by this Lease only in connection with its use of the Property for the Permitted Use and in accordance with any reasonable management regulations made by the Landlord and provided that in exercising the rights granted by this Lease the Tenant shall cause as little damage to the Estate and the other tenants and occupiers of the Estate as is reasonably practicable and shall promptly make good (to the reasonable satisfaction of the Landlord) any damage caused to the Estate by reason of the Tenant exercising such rights . 28617112.2 33

• • • • • • • • • 1. 2 4. 5, 6. 7 a. 28817812.2 SCHEDULE 3 Rights Reserved The following rights are excepted and reserved from this Lease to the Landlord for the benefit of the Estate and for all persons authorised by the Landlord to: The free passage and running of water, soil, gas, electricity, telephone and other services coming from or passing to any other land or building in and through all Conducting Media now or at any time during the Term in or over passing through or under the Property or serving the same and the right to maintain alter or divert the same and to connect thereto. The right for the Landlord and the Landlord's Surveyor and the Landlord's agents, workmen and others and the tenants and occupiers of any adjacent or neighbouring land or building at all times and from time to time upon reasonable notice (save in case of emergency) to enter into and upon the Property and all parts thereof for the purposes of inspecting and executing repairs or alterations to or upon the Property or any adjacent or neighbouring land or building. The right of support and shelter and all rights of light, air and other easements and rights now or hereafter belonging to or enjoyed by any adjacent or neighbouring land or building from or over the Property. The right to build or rebuild or alter or permit or suffer to be built or rebuilt or altered any adjacent or neighbouring land or building in any manner whatsoever and to let the same for any purposes or otherwise deal therewith notwithstanding that the light or air to the Property is in any such case thereby diminished or (save in so far as the same are hereby expressly granted or covenanted to be provided) any other liberty, easement, right or advantage belonging to the Tenant is thereby diminished or prejudicially affected . The right for the Landlord and those authorised by the Landlord to enter upon the Property for the purposes and in the manner mentioned in this Lease. The right for the Landlord and those authorised by the Landlord to enter the Property to carry out any assessment or inspection necessary for the preparation or production of an EPC and/or air-conditioning report in relation to the Property or any part thereof. The right in the case of emergency and periodically practising emergency escape procedures only for the owner of any adjacent land on the Estate and its employees, customers and visitors to pass over such parts of the Property as are reasonably necessary for the purposes of escape. The right until the demise of the Deferred Part takes effect for the Landlord and the Landlord's Surveyor and anyone authorised by them to enter upon the Property in order to inspect the same and to carry out such works of repair or maintenance as are reasonably necessary in relation to the Deferred Part . 34

• • • • • • • • • • DATE SCHEDULE 4 Authorised Guarantee Agreement 20(•] PARTIES (1) [•] Company number[•] whose registered office is at[•] (the Former Tenant) and; (2) [•] Company number[•] whose registered office is at[•] (the Landlord); (3) 1. [•] Company number[•] whose registered office is at[•] (the Guarantor); and DEFINITIONS AND INTERPRETATION 1.1 In this agreement the following definitions shall apply unless the context otherwise requires: Assignee [The proposed assignee] and (where there is an assignment of the Lease to which section 11 of the 1995 Act applies) its successors-in-title; Property the premises demised by and more particularly described in the Lease; Lease a lease of the Property dated [•] and made between (1) [•] and (2) [•] and includes any deed of variation licence consent or other document supplemental to or associated with the Lease by which the Tenant is bound whether presently existing or not; 1995 Act the Landlord and Tenant (Covenants) Act 1995; Secured Obligations the obligation to pay all sums from time to time due or expressed to be due to the Landlord from the Assignee under the Lease and to perform all other obligations which from time to time are or are expressed to be obligations of the Assignee under the Lease; Term the term granted by the Lease and any period of holding over or continuation or extension thereof whether by statute or common law. 1.2 In this deed unless the context otherwise requires: 1.2.1 references to the singular include the plural and vice versa any reference to a person includes a reference to a body corporate and words importing any gender include every gender; 1.2.2 references to numbered clauses are references to the relevant clause in this deed. The clause headings do not form part of this deed and are not to be taken into account when construing it . 2. GUARANTEE 2.1 This guarantee is given pursuant to a provision in the Lease requiring it to be given and is an authorised guarantee agreement for the purposes of section 16 of the 1995 Act. 2.2 The Former Tenant unconditionally and irrevocably covenants with and guarantees to the Landlord that the Assignee will throughout the Term and until the Assignee lawfully assigns the Lease pay and perform the Secured Obligations on the dates and in the manner required by the Lease. 2.3 The Former Tenant shall upon being requested to do so by the Landlord enter into any deed of variation licence consent or other document to which in each case the Assignee is a party 28617812.2 35

• • • • • • • • • 2.4 3. 3-1 and which is in each case supplemental to the Lease for the purpose of acknowledging that the Former Tenant's liabilities under this deed extend to it. The guarantee and covenant contained in clause 2.2 shall impose on the Former Tenant the same liability as if the Former Tenant were the principal debtor in respect of the Assignee's obligations under the Lease and that liability shall continue notwithstanding (and will not be discharged in whole or in part by): 2.4.1 any forbearance by the Landlord to enforce against the Assignee the tenant's covenants in the Lease: 2.4.2 2.4.3 2-4-4 2-4.5 2.4-6 2-4-7 2.4-8 the giving of time or other concessions or the taking or holding of or varying realising releasing or not enforcing any other security for the liabilities of the Assignee or any refusal by the Landlord to accept any rents tendered by or on behalf of the Assignee at a time when the Landlord is entitled (or will after the service of a notice under section 146 Law of Property Act 1925 be entitled) to re-enter the Property; any legal limitation or incapacity relating to the Assignee; the invalidity or unenforceability of any of the obligations of the Assignee; the Assignee ceasing to exist; the giving and subsequent withdrawal of any notice to determine the Lease; any increase or reduction in the extent of the Property or in the rent payable under the Lease or any other variation to the Lease; the surrender of part of the Property in which event the liability of the Former Tenant under this deed is to continue in respect of the part of the Property not surrendered after making any necessary apportionments under section 140 Law of Property Act 1925: 2.4.9 the disclaimer of the Lease; 2.4.10 any other act or omission of the Landlord or any other circumstances which but for this clause 2.4 would discharge the Former Tenant; and for the purposes of this clause 2 the Assignee shall be deemed liable to continue to pay and perform the Secured Obligations notwithstanding any of the above matters and any money expressed to be payable by the Assignee which may not be recoverable for any such reason shall be recoverable by the Landlord from the Former Tenant as principal debtor. NEW LEASE The Former Tenant shall if required by the Landlord in writing within the period beginning on the day of 3.1.1 a disclaimer of the Lease; or 3.1.2 a forfeiture of the Lease; and expiring three months after the Landlord has been notified in writing by the Former Tenant or the Assignee of the disclaimer or forfeiture accept a lease of the Property for the residue of the contractual term unexpired at and with effect from the date of the disclaimer or forfeiture at the same yearly rent as then reserved by the Lease (reviewable at the same times as the yearly rent would have been reviewable under the Lease had there been no disclaimer or forfeiture) and subject to all of the other terms of the Lease. 3.2 The Former Tenant will on execution of the new lease pay rent and other sums payable under the Lease for the period from the date of the disclaimer or forfeiture to the quarter day following the date of the new lease and the costs of and incidental to the new lease and will execute and deliver to the Landlord a counterpart of it. 3.3 If the Landlord requires more than one person to take a new lease those persons shall take that new lease as joint tenants, 21617812.2 36

• • • • • • • • • • 3.4 The Former Tenant will indemnify and keep indemnified the Landlord on a full indemnity basis against all solicitors' costs and disbursements and also surveyors' fees incurred by the Landlord in connection with the grant of such lease . 3.5 If the Former Tenant is not required by the Landlord to accept a lease under subclause 3-1 the Former Tenant's liability under this deed shall cease upon expiry of the three month period mentioned in clause 3.1 but without prejudice to any antecedent rights or claims that may have arisen. 4. SECURITY TAKEN BY FORMER TENANT 4.1 4.2 4.3 5 5.1 5.2 6. Until the Secured Obligations have been paid and performed in full the Former Tenant shall not without the Landlord's prior written consent exercise any rights: 4.1.1 of subrogation or indemnity in respect of the Secured Obligations; 4.1.2 to take the benefit of share in or enforce any security or other guarantee or indemnity for the Secured Obligations; 4.1.3 to prove in the bankruptcy or liquidation of the Assignee in competition with the Landlord The Former Tenant covenants that it has not taken any security from the Assignee and will not do so. Any security taken by the Former Tenant in breach of clause 4.2 and all money at any time received in respect of it shall be held in trust for the Landlord as security for the liability of the Former Tenant under this deed. LIMITATION ON FORMER TENANT'S LIABILITY To the extent that this deed purports to impose on the Former Tenant any liability for anything in respect of which the Assignee is released from liability by the provisions of the 1995 Act the relevant provision of this deed shall (to that extent only) be void but without prejudice to: the enforceability of that provision except to that extent; or the enforceability of any other provision of this deed. JOINT AND SEVERAL GUARANTORS 6.1 The liability of the Former Tenant under this deed shall be the joint and several liability of all parties who have executed this deed as Former Tenant and all other parties who from time to time guarantee the Assignee's obligations to the Landlord and any demand for payment by the Landlord on any one or more of such persons jointly and severally liable shall be deemed to be a demand made on all such persons . 6.2 Each person who has executed this deed as Former Tenant or on whose behalf this deed has been so executed agrees to be bound by this deed notwithstanding that the other person intended to execute or be bound by this deed may not do so or may not be effectually bound and notwithstanding that this deed may be determined or become invalid or unenforceable against any other person whether or not the deficiency is known to the Landlord. 7. GUARANTOR'S COVENANTS. 7.1 28617812.2 The Guarantor covenants with the Landlord throughout the Term and until the Assignee lawfully assigns the Lease that: 7.1.1 the Former Tenant will observe all obligations undertaken on its part in this deed and that in case of default by the Former Tenant the Guarantor will pay and make good to the Landlord on written demand all losses, damages, costs and expenses thereby arising or incurred by the Landlord; 7.1.2 if the Former Tenant is required as a result of disclaimer or forfeiture to accept from the Landlord a new lease of the Premises then the Guarantor will join in such lease and will enter into the same covenants mutatis mutandis as are contained in clause 8 of the Lease: 37

• • • • • • • • • • 7.1.3 in any of the circumstances set out in clause 3-1 the Landlord may within a period expiring three months after the Landlord has been notified in writing by the Guarantor the Former Tenant or the Assignee of the disclaimer or forfeiture require the Guarantor to accept a lease of the Property for the residue of the contractual term unexpired at and with effect from the date of the disclaimer or forfeiture at the same yearly rent as reserved by the Lease (reviewable at the same times as the yearly rent would have been reviewable under the Lease had there been no disclaimer or forfeiture) and subject to all of the other terms of the Lease and the Guarantor on execution of the new lease will pay rent for the period from the date of the disclaimer or forfeiture to the quarter day following the date of the new lease and the costs of and incidental to the new lease and will execute and deliver to the Landlord a counterpart of it. 7.2 It is agreed that any neglect or forbearance by or on the part of the Landlord in endeavouring to enforce the Secured Obligations any other indulgence which may be given to the Former Tenant and/or the Assignee by the Landlord or any variation of the terms of the Lease agreed between the Landlord and Assignee will not release or exonerate or in any way reduce or affect the liability of the Guarantor under the provisions of this deed. THE PARTIES have executed this agreement as a deed and delivered it on the date first set out above 21617112.2 38

• • • • • • • • • • from the Tenant but if it shall be less the amount of the overpayment shall be credited to the Tenant against the next quarterly payment of Service Charge or (if the Term shall have come to an end) shall be repaid to the Tenant . The provisions of this paragraph 5 shall continue to apply notwithstanding the expiry or earlier determination of this Lease in respect of any Service Charge Period then current. 5-4 The Tenant shall be entitled to inspect the records and vouchers relating to the Service Costs at such location as the Landlord may reasonably appoint for the purpose during normal working hours on weekdays and at the Tenant's expense take copies of them. 6. EXCEPTIONAL EXPENDITURE 6-1 6-2 If the Landlord is required during any Service Charge Period to incur heavy or exceptional expenditure which forms part of the Service Costs the Landlord shall be entitled to recover from the Tenant the Service Charge representing the whole of that expenditure on the quarter day next following. If funds collected by way of advance payments of Service Costs prove insufficient to meet any immediate liability (and there is no reserve fund available or which may be applied to meet the liability and the circumstances arose otherwise than as mentioned in paragraph 7.1) the Landlord shall be entitled to borrow monies for the purpose from reputable banks at commercially competitive rates of interest and the interest payable on the borrowing shall be recoverable as an item of the Service Costs. 7. SINKING FUND AND RESERVES 7.1 With a view to securing so far as may reasonably be practicable that the Service Costs shall be progressive and cumulative rather than irregular and that tenants for the time being shall bear a proper part of accumulating liabilities which accrue in the.future the Landlord shall be entitled to include in the Service Costs for any Service Charge Period an amount which the Landlord reasonably determines is appropriate to build up and maintain a sinking fund and a reserve fund in accordance with the principles of good estate management. 7.2 Any such sinking fund shall be estabhshed and maintained on normal commercial principles for the renewal and replacement of Plant. 7.3 Any such reserve fund shall be established and maintained to cover prospective and contingent costs of carrying out repairs, decoration, maintenance and renewals and of complying with statutes, bye-laws and regulations of all competent authorities and of the insurers in relation to the use occupation and enjoyment of the Estate. 8. LANDLORD'S PROTECTION PROVISIONS 8.1 The Tenant shall not be entitled to object to the Service Charge (or any item comprised in the Service Costs) or otherwise on any of the following grounds: the inclusion in a subsequent Service Charge Period of any item of expenditure or liability omitted from the Service Costs for any preceding Service Charge Period; 8.2 that any item of Service Costs might have been provided or performed at a lower cost; 8-3 8.4 8-5 g_ 28617812.2 disagreement with any estimate of future expenditure for which the Landlord requires to make provision so long as the Landlord acts reasonably and in good faith and in the absence of manifest error; the manner in which the Landlord exercises its discretion in providing the Services so long as the Landlord acts in good faith and in accordance with the principles of good estate management; the employment of managing agents or contractors to carry out and provide on the Landlord's behalf the Services in accordance with this schedule. SERVICE COSTS TO EXCLUDE CERTAIN COSTS There shall be excluded from the Service Costs 40

• • • • • • • • • • 9.1 any liability or expense for which the Tenant or other tenants or occupiers of the Estate shall individually be responsible under the terms of the tenancy or other arrangement by which it or they use or occupy any part of the Estate; 9.2 9.3 costs arising from any damage or destruction caused by an Insured Risk; capital costs of the construction alteration redevelopment or extension of the Common Parts other than capital costs incurred in repair or replacement thereof; 9.4 the costs of the initial provision of any Plant prior to the date of this Lease and the costs of the initial provision of any Plant after the date of this Lease in so far as such Plant was part of the original design of the Estate and was not provided in the original construction works; 9.5 9.6 9.7 9.8 9.9 10. 10.1 enforcement of covenants to pay rent and other monies payable under an occupier's lease; unpaid costs due from the tenant of another part of the Estate; costs arising from any chancel repair liability; costs incurred in dealing with the Landlord's interest in the Estate including the costs of advertising or publicity activities; costs relating to any unit upon the Estate which is capable of being let but which is not let. THE LANDLORD'S OBLIGATIONS If the Tenant pays the Service Charge and observes its obligations under this Lease the Landlord shall use all reasonable endeavours to provide the Services provided always that the Landlord may add to withhold or vary the Services if it considers the addition withholding or variation to be necessary or desirable even if it increases the Service Costs or if required to do so by any competent authority . 10.2 The Landlord shall comply at all times with the edition of the Code of Practice for Service Charges in Commercial Property issued by the Royal Institution of Chartered Surveyors from time to time. 1. Part 2 The repair, maintenance, redecoration, rebuilding, renewal, cleaning and lighting of the Common Parts . 2. The operation, repair, maintenance and, if beyond reasonable economic repair, the renewal and replacement of all Plant. 3. The provision of any Plant that the Landlord acting reasonably considers necessary or desirable or that is required by law or by any government department or local public or regulatory or other authority or court to be supplied and maintained and including the cost of replacement of any machinery, articles and materials for (for example) refuse collection and fire fighting that may become beyond reasonable economic repair. 4. The placing and running of maintenance contracts for the Estate. 5- The collection, packaging, treatment and disposal of refuse from the Estate (but excluding trade waste arising from any occupier's particular trade or business). 6- The supply, maintenance, servicing, renewal and replacement of all fixtures fittings, bins, receptacles, tools, appliances, equipment and other things the Landlord may reasonably consider desirable for performing the Services or for the appearance and upkeep of the Common Parts. 7. The provision, maintenance, replacement and renewal of any notice boards, notices, directional or other signs on the Estate as the Landlord acting reasonably from time to time considers appropriate. 8. The payment of all Outgoings in respect of the Common Parts including those for water, electricity, fuel, telephone and public and other statutory utilities consumed on the Common Parts and the payment of all Outgoings in connection with the provision of any of the Services. 28617812.2 41

• • • • • • • • • • 9- 10 . 11. 12, 13. 14. 15- 16. The provision and maintenance (at the Landlord's absolute discretion) of plants, shrubs and landscaped areas on the Estate and keeping the same properly maintained and cultivated. The payment of any sums which the Landlord may be liable to pay as a contribution towards the expense of making, repairing, maintaining, rebuilding and cleaning any roads, pavements, Conducting Media, party walls, party structures or other things appurtenant to the Estate or used for the Estate in common with any adjoining property. (Save insofar as insured under other provisions of this Lease) the insurance of the Plant and the insurance of the Landlord against property owners liability in respect of the Estate and such other risks as the Landlord in its absolute discretion shall from time to time deem necessary or expedient. The taking of any steps as the Landlord acting reasonably from time to time considers appropriate for complying with making representations against or otherwise contesting or dealing with any legislation, order, regulation, notice or statutory requirement relating to or affecting the whole or any part of the Estate compliance with which is not the direct liability of the Tenant or any tenant of any part of the Estate. The cost of pursuing and enforcing any claim and taking or defending any proceedings which the Landlord may reasonably make take or defend for the purpose of establishing . preserving or defending any rights, amenities or facilities used or enjoyed by the tenants and occupiers of the Estate or any part of it or to which they may be entitled. The employment of such persons as the Landlord acting reasonably considers necessary or desirable from time to time in connection with providing any of the Services and all incidental expenditure including remuneration, payment of statutory contributions and such other health, pension, welfare, redundancy and similar or ancillary payments and any other payments which the Landlord acting reasonably considers desirable or necessary and the provision of uniforms, work or protective clothing. The reasonable cost of employing managing agents for the administration and management of the Estate and the carrying out and provision of the Services or if the Landlord does not employ managing agents a reasonable management fee for itself PROVIDED that any cost under this paragraph shall not in any year exceed 10% of the costs arising under paragraph 1 of this part of this schedule . The reasonable cost of employing accountants surveyors or other professional advisers for certifying any matter or thing requiring to be certified for the purpose of any of the provisions of this schedule. 17- The provision of all additional and substitute services that the Landlord provides pursuant to paragraph 10 of Part 1 of this schedule. 18- The policing of the Estate the controlling of the traffic and pedestrians and the provision of such security staff as the Landlord acting reasonably from time to time considers fit and proper and the provision, maintenance, replacement and renewal of security equipment on the Estate. 19. The payment of interest on any loan or overdraft obtained by the Landlord acting reasonably on normal commercial terms from a United Kingdom clearing bank for the purpose of defraying the Service Costs . 28617812.2 42

• • • • • • • • • • 28617812.2 SCHEDULE 6 Encumbrances 1. Deed dated 8 May 2018 between (1} Inchcape Estates Limited and (2} Mountpark Logistics EU 2014 05 SARL. 2. Transfer dated 18 May 2018 between (1} Mountpark Logistics EU 2014 05 S.A.R.L. and (2} Mountpark Logistics EU 2017 23 S.A.R.L. 3. Transfer dated 18 August 2017 between (1} Balmoral Land Limited and (2} Ford Motor Company Limited. 4. Lease dated 21 September 2018 between (1} Mountpark Logistics EU 2017 23 S.A.R.L- and (2} Energetics Electricity Limited . 43

EXECUTED and DELIVERED as a DEED by MOUNTPARK LOGISTICS EU 2017 23 S.A.R.L a company incorporated in Luxembourg by ] Manager and ] Manager being persons who, in accordance with the laws of that territory, are acting under the authority of the company EXECUTED and DELIVERED as a DEED ) by CONEXUS LIMITED acting by a director ) in the presence of: ) Witness Signature Witness Name Address Occupation EXECUTED and DELIVERED as a DEED by PFSWEB, INC. acting by an authorised signatory in the presence of: Witness Signature Witness Name Address Occupation 28617812.2 Director Authorised Signatory 44

Gateley Plc

DATED 9 November 2018

(1) MOUNTPARK LOGISTICS EU 2017 23 S.A.R.L

(2) CONEXUS LIMITED

(3) PFSWEB, INC.

LICENCE TO CARRY OUT WORKS

relating to

Unit 7, Mountpark Southampton, Wide Lane, Southampton SO18 2NQ

Ref: CS\125230.002
28840414.1

DATE 9 November **2018**

PARTIES

(1) **MOUNTPARK LOGISTICS EU 2017 23 S.A.R.L.** a Luxembourg private limited liability company (*société à responsabilité limitée)* with its registered office at 18, rue Robert Stumper, L-2557 Luxembourg, being registered with the Luxembourg Register of Commerce and Companies (*Registre de commerce et des sociétés*) under number 021893 and with a share capital of EUR 12,500 (the **Landlord**); and

(2) **CONEXUS LIMITED** incorporated and registered in England and Wales with company number 03616118 with its registered office at Eastlands One, London Road, Basingstoke, Hampshire RG21 4FB (the **Tenant**); and

(3) **PFSWEB, INC.** incorporated and registered in the State of Delaware in the United States of America with file number 3062550, whose registered office in Delaware is 251 Little Falls Drive, Wilmington, DE 19808 and whose address is at 505 Millennium Drive, Allen, TX75013 USA (the **Guarantor**).

IT IS AGREED

1. **DEFINITIONS AND INTERPRETATION**

1.1 In this licence the following definitions shall apply unless the context otherwise requires:

Base Specification
the specification and plans set out in Appendix 2;

CDM Regulations
the Construction (Design and Management) Regulations 2015;

Ground Floor Office Works
the fitting out and other works to the ground floor of the office area of the Property forming part of the Works;

Lease
a lease of the Property dated 9 November 2018 between (1) Landlord and (2) Tenant and all documents supplemental or collateral to that lease;

Property
Unit 7, Mountpark Southampton, Wide Lane, Southampton SO18 2NQ as more particularly described in and demised by the Lease;

Works
the Tenant's fitting out works as shown on the plans and specification attached to this licence in the Appendix 1.

1.2 References to the Landlord include a reference to the person entitled for the time being to the immediate reversion to the Lease. References to the Tenant include a reference to its successors in title and assigns.

1.3 References to the end of the Term are to the end of the Term however it ends.

1.4 The expression tenant covenants has the meaning given to it by the Landlord and Tenant (Covenants) Act 1995.

1.5 Clause headings shall not affect the interpretation of this licence.

1.6 A person includes a natural person, corporate or unincorporated body (whether or not having separate legal personality).

1.7 Words in the singular shall include the plural and vice versa.

1.8 A reference to one gender shall include a reference to the other genders.

1.9 Unless otherwise specified, a reference to a statute, statutory provision or subordinate legislation is a reference to it as it is in force from time to time, taking account of any

28840414.1

1

amendment or re-enactment and includes any statute, statutory provision or subordinate legislation which it amends or re-enacts. 1.10 A reference to a statute or statutory provision shall include any subordinate legislation made from time to time under that statute or statutory provision. 1.11 A reference to writing or written includes faxes but not e-mail. 1.12 A reference to a document is a reference to that document as varied or novated (in each case, other than in breach of the provisions of this licence) at any time. 1.13 Except where a contrary intention appears, references to clauses are to the clauses of this licence. 1.14 Any phrase introduced by the terms including, include, in particular or any similar expression shall be construed as illustrative and shall not limit the sense of the words preceding those terms. 2. CONSENT TO CARRY OUT THE WORKS 2.1 In consideration of the obligations on the Tenant in this licence, the Landlord consents to the Tenant carrying out the Works on the terms set out in this licence. 2.2 This consent will cease to be valid if the Works have not been started (in accordance with the terms of this licence) within three months from (and including) the date of this licence. If the consent ceases to be valid, all the terms of this licence other than clause 2.1 will remain in force. 2.3 Nothing in this licence will place the Tenant under an obligation to the Landlord to carry out the Works, but if it does carry them out, it must do so on the terms of this licence. 2.4 This consent does not obviate the need for the consent or licence of any person other than the Landlord that may be required to carry out the Works. 2.5 The Works are not improvements for the purposes of Part I Landlord and Tenant Act 1927. 3. CARRYING OUT AND COMPLETING THE WORKS 3.1 The Tenant shall not start the Works until it has obtained all other licences and consents that may be required to carry them out. 3.2 The Tenant must carry out the Works: 3.2.1 using good quality, new materials which are fit for the purpose for which they will be used; 3.2.2 in a good and workmanlike manner and in accordance with good building and other relevant practices, codes and guidance; and 3.2.3 to the reasonable satisfaction of the Landlord. 3.3 In carrying out the Works the Tenant must comply with all laws and the terms of all other licences and consents and must cause as little disturbance as reasonably possible to the Landlord and the owners and occupiers of the estate of which the Property forms part and of any neighbouring land. 3.4 The Tenant must immediately make good, to the reasonable satisfaction of the Landlord, any damage (including decorative damage) to any land or building, plant or machinery (other than the Property) which is caused by carrying out the Works. 3.5 Once commenced, the Tenant must complete the Works, and any works required by clause 3.4, within one year after the date of this licence. 3.6 The Tenant must notify the Landlord as soon as the Works have been completed, and send the Landlord three copies of plans showing the Property as altered by the Works. 3.7 If required, the Tenant must produce to the Landlord on demand copies of all letters, notices, applications, consents or other documents sent, served, received or made by or granted to the Tenant in connection with any works permitted or required under this licence and must supply to the Landlord on demand any information or evidence the Landlord 28840414.1 2 reasonably requires in order to satisfy itself that the provisions of this licence have been complied with. 4. THE CDM REGULATIONS 4.1 The Tenant shall comply with its obligations under the COM Regulations, including (without limitation) all requirements in relation to the provision and maintenance of a health and safety file. 4.2 The Tenant shall supply all information to the Landlord that the Landlord reasonably requires from time to time to comply with the Landlord's obligations under the COM Regulations. 5. FURTHER PROVISIONS RELATING TO THE WORKS 5. 1 The Landlord will only be obliged to insure the Works if they form part of the Property and only after they have been completed in accordance with this licence and for the amount for which the Tenant has notified the Landlord that they should be insured and otherwise in accordance with the terms of the Lease. 5.2 Before the end of the term of the Lease (however it may end) the Tenant must, if the Landlord reasonably so requires and gives the Tenant reasonable prior notice of not less than 6 months of that requirement, remove the Works and reinstate the Property in order that it accords with the Base Specification and make good any damage (induding decorative damage) caused to the Property or any land or building, plant or machinery other than the Property by such removal and reinstatement PROVIDED that the Tenant shall not in any circumstances be required under this subclause or any provision of the Lease to remove the Ground Floor Office Works or any part thereof. 5.3 Any effect on the rental value of the Property arising in connection with the Works will be disregarded on any rent review under the Lease. 5.4 The tenant covenants in the Lease will extend to the Works and apply to the Property as altered by the Works. 6. NO WARRANTY BY THE LANDLORD 6.1 No representation or warranty is given or is to be implied by the Landlord entering into this licence or by any step taken by or on behalf of the Landlord in connection with it as to: 6.1.1 the suitability of the Property or the estate of which it forms part for the Works; or 6.1.2 whether the Works or any removal or reinstatement of them may be lawfully carried out. 6.2 The Tenant acknowledges that it is not relying on, and will have no remedy in respect of, any representation that may have been made by or on behalf of the Landlord before the date of this licence as to any of the matters mentioned in clause 6.1. 6.3 Nothing in this clause shall, however, operate to limit or exclude any liability for fraud. 7. COSTS The Tenant must pay on demand any properly incurred reasonable costs (plus value added tax) and proper disbursements of the Landlord, its solicitors, surveyors and managing agents incurred in connection with any removal of the Works and reinstatement of the Property or in making good any damage to any land or building, plant or machinery (other than the Property) which is caused by the carrying out of the Works or by the removal of them or the reinstatement of the Property. 8. THE RIGHT OF RE-ENTRY IN THE LEASE 28840414.1 The right of re-entry in the Lease will be exercisable if any covenant or condition of this licence is breached, as well as if any of the events stated in the provision for re-entry in the Lease occurs. 3

9. INDEMNITY The Tenant must indemnify the Landlord against all costs and claims arising from any breach of the terms of this licence. 10. NOTICES The provisions as to notices in the Lease shall apply to this Licence 11. LIABILITY 11.1 The obligations of the Tenant in this licence are owed to the Landlord and are made in consideration of the consent granted by clause 2.1. 11.2 At any time when the Tenant is more than one person, then those persons will be jointly and severally liable for the Tenant's obligations arising by virtue of this licence. The Landlord may take action against, or release or compromise the liability of any one of those persons, or grant any time, or concession or other indulgence without affecting the liability of any other of those persons. 12. THIRD PARTY RIGHTS A person who is not a party to this licence shall not have any rights under or in connection with it. 13. JURISDICTION 13.1 This licence shall be governed by and construed in all respects in accordance with the laws of England and Wales to the exclusive jurisdiction of whose courts the parties shall be deemed (to the extent necessary) irrevocably to have submitted. 13.2 The Guarantor irrevocably authorises and appoints the Tenant to accept service of all legal process arising out of or connected with this licence and service on the Tenant shall be treated as service on the Guarantor provided that a copy of the notice shall also have been sent to the Guarantor at its registered office set out at the beginning of this licence. THE PARTIES have executed this licence as a deed and delivered it on the date first set out above 28840414.1 4

EXECUTED and DELIVERED as a DEED on behalf of MOUNTPARK LOGISTICS EU 2017 23 S.A.R.L a company incorporated in Luxembourg by and ] Manager being persons who, in accordance with the laws of that territory, are acting under the authority of the company EXECUTED and DELIVERED as a DEED by CONEXUS LIMITED acting by a director in the presence of: Witness Signature Witness Name Address Occupation EXECUTED and DELIVERED as a DEED ) by PFSWEB, INC. acting by an authorised ) signatory in the presence of: ) Witness Signature Witness Name Address Occupation 28840414.1 --- ·-··· Director Authorised Signatory